                                                                  Nuveen
                                                                     Investments
--------------------------------------------------------------------------------
Nuveen Growth and Income Funds

--------------------------------------------------------------------------------
                                       Annual Report dated June 30, 2001
                                     -------------------------------------------

For investors seeking
                long-term growth and current income potential.

[PHOTOS APPEAR HERE]

                                                     Nuveen Large-Cap Value Fund
                                        Nuveen Balanced Municipal and Stock Fund
                                             Nuveen Balanced Stock and Bond Fund
                                                      Nuveen European Value Fund

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                             Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

At Nuveen Investments, we are committed to helping financial advisors and their clients invest well through all types of market conditions.

Over the past year, we've heard so many stories about investors who were drawn off course by placing a higher-than-usual proportion of their assets in high-risk investments. This led to significant investment losses that drove many investors to the sidelines, into a zone of uncertainty, after the technology bubble burst. As a result, many missed the attractive values compounding for investors continuing to hold core portfolios of high-quality stocks and bonds, which performed so well as the year 2000 ended. These kinds of experiences dramatically reinforce the importance of maintaining a consistent, long-term investment discipline and staying the course with a well-constructed, diversified portfolio.

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. Building on our heritage of leadership in municipal bond investing, we have broadened our expertise across an expanding array of equity and fixed-income investment disciplines. We will continue seeking ways to help advisors and investors participate in the many exciting investment opportunities available today. But no matter how much the investment environment might evolve, our core commitment remains providing you and your advisor with the means for building a balanced portfolio designed to systematically compound your wealth over time.

This report covers our growth and income investment style.

Growth and Income Investing

Nuveen's growth and income style mutual funds are managed by Institutional Capital Corporation (ICAP). ICAP seeks out stocks it believes have appreciation potential unrecognized by the general market for Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen European Value Fund.

Quality Financial Advisors

Nuveen Investments works through financial advisors because we believe in quality advice. Today, you face an unprecedented array of investment choices, opportunities - and risks. Your investment advisor can offer you the professional assistance that will help bring to life your aspirations - for yourself and your family, today and in the future.


Table of Contents

 1   Dear Shareholder

 3   Nuveen Large-Cap Value Fund From the Portfolio Manager Fund Spotlight

 8 Nuveen Balanced Municipal and Stock Fund From the Portfolio Manager Fund Spotlight

14   Nuveen Balanced Stock and Bond Fund From the Portfolio Manager Fund
     Spotlight

19   Nuveen European Value Fund From the Portfolio Manager Fund Spotlight

24   Portfolio of Investments

37   Statement of Net Assets

38   Statement of Operations

39   Statement of Changes in Net Assets

41   Notes to Financial Statements

49   Financial Highlights

53   Report of Independent Public Accountants

57   Fund Information

                                                        Annual Report     page 1

For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger
---------------------------

Timothy R. Schwertfeger
Chairman of the Board
August 16, 2001

--------------------------------------------------------------------------------

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to help systematically compound your wealth over time.

Annual Report     page 2

From the Portfolio Manager

                                                     NUVEEN LARGE-CAP VALUE FUND
                                  (Formerly Nuveen Growth and Income Stock Fund)
--------------------------------------------------------------------------------
Nuveen Large-Cap Value Fund features portfolio management by Institutional Capital Corporation (ICAP), which specializes in large-capitalization value-oriented equities. To help you understand the fund's performance during the fiscal year ended June 30, 2001, we spoke with Rob Lyon, president and chief investment officer of ICAP, the fund's subadvisor.

Q. What market factors affected fund performance during the reporting period?

A. Two major developments affecting the fund were the bursting of the technology, media, and telecommunications (TMT) financial bubble and value investing's resurgence. Both events were, in our opinion, long overdue. During the last few years, a number of TMT companies with no profitability - and no immediately obvious way to become profitable -acquired enormous market capitalizations. We thought this situation was unsustainable, and we were finally proven right in 2000 and the first two quarters of 2001. As the economy slowed and many investors suddenly realized that growth stocks couldn't go up forever, value investing regained its luster when undervalued stocks outperformed amid a falling market.

Q. So, how did the fund perform overall?

A. In a friendly environment for our value investment style, the fund performed strongly, especially when compared to a weak overall stock market. For the 12 months ended June 30, 2001, the fund returned 11.02 percent/1/. This performance compared extremely favorably to a variety of benchmarks, including:

        . the fund's peers, which, as measured by the Lipper Large-Cap Value
          Fund Index/2/, returned 0.22 percent for the period;

        . the stock market, which, as measured by the Standard & Poor's 500
          Index/3/, lost 14.83 percent; and

        . value stocks, which, as measured by the Standard & Poor's/Barra Value index/4/, gained 7.82 percent.

Your Investment Management Team
--------------------------------------------------------------------------------
Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for the Nuveen Growth and Income Funds.


The views expressed in this report reflect those of Institutional Capital Corporation (ICAP) only through the end of the reporting period indicated on the cover. ICAP's views are subject to change at any time, based on market and other conditions.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
/1/ Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 2001.

/2/ The Lipper Index return represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category for the year ended June 30, 2001. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Indices are not available for direct investment.

/4/ The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for appreciation but lower volatility (relative to the "growth" half). The index is not available for direct investment.

                                                        Annual Report     page 3

Q. How did you manage the fund during the period?

A. As always, we continued to follow our basic investment strategy, in which we have a great deal of confidence. ICAP has used this strategy for over 30 years with strong results. We begin with a universe of about 450 large-cap stocks -- about 400 U.S. and 50 European blue-chip stocks. Then we run a series of tests to weed out companies that fail to meet our relative value criteria. We hope to identify stocks that are undervalued relative to both their competitors and the market and that have stable or rising earnings. Finally, we look for a catalyst, a reason why we think a stock may go up by 20 percent or more during the next 18 months. Such a catalyst could be a new management team, a new product, or an impending merger.

   In the end, the fund's portfolio is made up of approximately 40 to 50 stocks -- large enough to provide needed diversification yet small enough for us to stay on top of new information about each stock that we own.

Q. In light of market conditions, how did you apply this strategy?

A. During the reporting period we emphasized high-quality companies that do the majority of their business in the U.S. We reduced our exposure to European stocks because of the euro's continued sluggish performance.

   As longtime investors in the fund know, we often manage the fund with certain investment themes in mind. During the reporting period, we were attracted to stocks that not only passed our tests but also fit into the following frameworks:

      . "Targeting the targets." In this era of business consolidation, we looked for stocks that we thought were viable takeover candidates. Some stocks we purchased under this theme were taken over as expected during the period. These companies included Associates First Capital (bought by Citigroup), Litton Industries (bought by Northrop Grumman), Seagram (bought by Vivendi), and Texaco (bought by Chevron).

      . "Picking up the pieces." With this theme, we sought to identify TMT stocks that suffered extreme price declines but continued to have sound business plans, strong balance sheets, and revenues not tied to advertising. We stuck with this theme for the first half of the reporting period but abandoned it after we concluded TMT stocks were still generally overvalued and could fall further.

Your Fund's Investment Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide over time a superior total return from a diversifed portfolio consisting primarily of equity securities of domestic companies with market capitalization of at least $500 million.

--------------------------------------------------------------------------------

Annual Report     page 4

      . "Capitalizing on infrastructure." Companies in both the power-generation and defense industries are upgrading their infrastructure as demand in these areas has recently increased. We believed these upgrades would make the underlying stocks more valuable in the coming months.

Q. What were some of the sectors and stocks that had a significant positive effect on fund performance?

A. Our investments in transportation stocks helped boost fund returns, as investors sought out companies that could hold up during a slowing economy. One excellent performer was Burlington Northern, the nation's second-largest railroad company. During the period we swapped our holdings in Burlington Northern for shares of Canadian Pacific, a railroad company that also operates energy and hotel-management businesses. Canadian Pacific also turned in excellent performance.

   The fund also benefited from investments in financial companies, which historically have outperformed during environments of falling interest rates. Some of the fund's outperfomers during the reporting period included Allstate, Fannie Mae, and Citigroup. One financial stock that performed especially well for the fund was MetLife. We were eager buyers of the stock at the initial public offering, which took place a few months before the reporting period began. At the time, we noted that this strong company with a long, successful history was priced at approximately 14, or just 80 percent of book value. By the end of the reporting period, MetLife's stock price more than doubled.

Q. Did any stocks lag your expectations?

A. Fund performance was hurt by our investments in TMT stocks, which were hit hard when market sentiment shifted in late 2000. While we generally limited our investments in these areas, those stocks we did own were generally disappointing performers. For example, the fund's results were dragged down by Philips Electronics, a diversified semiconductor and electronics manufacturer. Other weak-performing TMT stocks turning in poor results included software manufacturer Computer Associates; electronics and communications equipment maker Motorola; and communications service provider Vodafone (all three of which were sold during the fiscal year).

How Your Fund Pursues Its Objective
--------------------------------------------------------------------------------

The fund purchases primarily stocks of established, well-known domestic companies. These companies tend to pay regular dividends that may provide a source of income. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst -- for example, a management change or an improved industry outlook -- that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have at least 20% price appreciation potential over the next 18 months.

The fund may invest up to 35% of its assets in cash equivalents in order to reduce volatility and preserve capital.

--------------------------------------------------------------------------------

                                                        Annual Report     page 5

Q. What do you think lies ahead for the stock market and the fund?

A. We expect continued sluggish economic growth in both the U.S. and around the world. At the same time, we think that the Federal Reserve Board will continue to lower interest rates if current market conditions continue. Historically, interest-rate cuts have been favorable for stock performance -- although past performance can't guarantee future results.

   In any event, we'll continue to stick with our bottom-up value stock-selection strategy, which may help minimize investment risk during a volatile market. We believe that, as a result of our thorough investment process, we can eliminate many mistakes before they make it into the portfolio.

   We expect the next six months to be challenging, but we have been through such situations before. We'll continue to rely on our experience as we select the investments that we believe represent the best opportunities for our shareholders.

                                Large-Cap Value
                   Growth of an Assumed $10,000 Investment*

                             [CHART APPEARS HERE]

--- Nuveen Large-Cap Value Fund (NAV) $19,555
--- Nuveen Large-Cap Value Fund (Offer) $18,431
--- S&P 500 Index $20,139
--- S&P/Barra Value Index $19,838

--------------------------------------------------------------------------------
* The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index and the S&P/Barra Value Index. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market and is not available for direct investment. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.

Annual Report     page 6

Fund Spotlight as of 6-30-01
                                                     NUVEEN LARGE-CAP VALUE FUND
                                  (Formerly Nuveen Growth and Income Stock Fund)
--------------------------------------------------------------------------------

Quick Facts


                        A Shares        B Shares        C Shares       R Shares
--------------------------------------------------------------------------------
NAV                     $24.40          $24.19          $24.16         $24.46
--------------------------------------------------------------------------------
CUSIP                   67064Y503       67064Y602       67064Y701      67064Y800
--------------------------------------------------------------------------------
Latest Dividend/1/      $0.2058         $0.0174         $0.0174        $0.2692
--------------------------------------------------------------------------------
Latest Capital Gain/2/  $2.3890         $2.3890         $2.3890        $2.3890
--------------------------------------------------------------------------------
Inception Date          8/96            8/96            8/96           8/96
--------------------------------------------------------------------------------

Annualized Total Returns/3/

A Shares                      NAV           Offer

1 - Year                   11.02%           4.62%
-------------------------------------------------
3 - Year                    5.70%           3.63%
-------------------------------------------------
Since Inception            14.70%          13.32%
-------------------------------------------------

B Shares                 w/o CDSC          w/CDSC

1 - Year                   10.23%           6.23%
-------------------------------------------------
3 - Year                    4.95%           4.11%
-------------------------------------------------
Since Inception            13.87%          13.62%
-------------------------------------------------

C Shares                                      NAV

1 - Year                                   10.24%
-------------------------------------------------
3 - Year                                    4.97%
-------------------------------------------------
Since Inception                            13.85%
-------------------------------------------------

R Shares                                      NAV

1 - Year                                   11.24%
-------------------------------------------------
3 - Year                                    5.95%
-------------------------------------------------
Since Inception                            14.99%
-------------------------------------------------

Top Ten Stock Holdings/4/

Citigroup Inc.                               4.8%
-------------------------------------------------
Fannie Mae                                   3.8%
-------------------------------------------------
Loews Corporation                            3.8%
-------------------------------------------------
The Allstate Corporation                     3.6%
-------------------------------------------------
Metlife, Inc.                                3.5%
-------------------------------------------------
Abbott Laboratories                          3.4%
-------------------------------------------------
Household International, Inc.                3.3%
-------------------------------------------------
FPL Group, Inc.                              3.2%
-------------------------------------------------
Conoco Inc. -- Class B                       2.8%
-------------------------------------------------
Weyerhaeuser Company                         2.8%
-------------------------------------------------

Portfolio Allocation
[Pie Chart Appears Here]

Equity                                      97.5%
-------------------------------------------------
Cash Equivalents                             2.5%
-------------------------------------------------


Top Five Stock
Sectors/4/
-------------------------------------------------

Financials
29.7%

Consumer Cyclicals
14.9%

Utilities
12.5%

Capital Goods
11.5%

Healthcare
8.9%

Portfolio Stats
-------------------------------------------------

Total Net Assets
$847.1 million

Beta
0.72

Average Market Capitalization (stocks)
$50.6 billion

Average P/E (stocks)
13.6

Number of Stocks
42

Expense Ratio/5/
1.32%

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
/1/ Paid December 29, 2000. This is the latest annual taxable income dividend paid during the period ended June 30, 2001.

/2/ Paid December 7, 2000. Capital gains and/or ordinary income distributions are subject to federal taxation.

/3/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

/4/ As a percentage of total stock holdings as of June 30, 2001. Holdings are subject to change.

/5/  For Class A shares after credit/reimbursement.

                                                        Annual Report     page 7

From the Portfolio Manager

                                        NUVEEN BALANCED MUNICIPAL AND STOCK FUND
--------------------------------------------------------------------------------

Nuveen Balanced Municipal and Stock Fund features portfolio management by two teams of experts - one specializing in municipal bonds and the other in large-capitalization value-oriented equities. To help you understand the fund's performance during the fiscal year ended June 30, 2001, we spoke with Tom Spalding of Nuveen Investment Management, who manages the municipal portion of the portfolio, and Rob Lyon, president and chief investment officer of Institutional Capital Corporation, who manages the equity portion.

Q. What market factors affected fund performance during the reporting period?

A. Two major developments affecting the stock portion of the fund were the bursting of the technology, media, and telecommunications (TMT) financial bubble and value investing's resurgence. Both events were, in our opinion, long overdue. During the last few years, a number of TMT companies with no profitability -- and no immediately obvious way to become profitable -- acquired enormous market capitalizations. We thought this situation was unsustainable, and we were finally proven right in 2000 and the first two quarters of 2001. As the economy slowed and many investors suddenly realized that growth stocks couldn't go up forever, value investing regained its luster when undervalued stocks outperformed amid a falling market.

   The fund's municipal holdings were strongly affected by the economy and Federal Reserve policy. As the extent of the economic slowdown became clear in late 2000, investors bid up municipal bond prices in expectation of Federal Reserve interest rate cuts to come. Beginning in January 2001, interest rates started falling, and municipal bond prices reached their highest levels in several years as lower-volatility investments became more attractive amid economic uncertainty.

Your Investment Management Team
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for the Nuveen Growth and Income Funds.

--------------------------------------------------------------------------------
The views expressed in this report reflect those of Institutional Capital Corporation (ICAP) and Nuveen Investment Management (NIM) only through the end of the reporting period indicated on the cover. NIM and ICAP's views are subject to change at any time, based on market and other conditions.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Annual Report     page 8

Q. So, how did the fund perform overall?

A. In a friendly environment for our value investment style and for municipal investing, the fund performed relatively strongly. For the 12 months ended June 30, 2001, the fund returned 7.60 percent/1/. This performance compared favorably to several fund benchmarks, including:

     . the fund's peers, which, as measured by the Lipper Balanced Fund
       Index/2/, returned -1.05 percent for the period; and

     . the stock market, which, as measured by the Standard & Poor's 500
       Index/3/, lost 14.83 percent.

   As of the end of the reporting period, the fund was invested 58 percent in municipal bonds and 42 percent in stocks.

Q. How did you manage the stock portion of the fund during the period?

A. As always, we continued to follow our basic investment strategy, in which we have a great deal of confidence. ICAP has used this strategy for over 30 years with strong results. We begin with a universe of about 450 large-cap stocks -- about 400 U.S. and 50 European blue-chip stocks. Then we run a series of tests to weed out companies that fail to meet our relative value criteria. We hope to identify stocks that are undervalued relative to both their competitors and the market and that have stable or rising earnings. Finally, we look for a catalyst, a reason why we think a stock may go up by 20 percent or more during the next 18 months. Such a catalyst could be a new management team, a new product, or an impending merger.

Q. In light of market conditions, how did you apply this strategy to your stock investments?

A. During the reporting period we emphasized high-quality companies that do the majority of their business in the U.S. We reduced our exposure to European stocks because of the euro's continued sluggish performance.

   As longtime investors in the fund know, we often manage the fund with certain investment themes in mind. During the reporting period, we were attracted to stocks that not only passed our screens but also fit into the following frameworks:

Your Fund's Investment Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide over time an attractive after-tax total return through a combination of federally tax-exempt income and capital appreciation with capital preservation in adverse markets.

--------------------------------------------------------------------------------
/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the fund's fiscal year ended June 30, 2001.

/2/ The Lipper Index return represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category for the year ended June 30, 2001. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Indices are not available for direct investment.

                                                        Annual Report     page 9

     . "Targeting the targets." In this era of business consolidation, we looked for stocks that we thought were viable takeover candidates. Some stocks we purchased under this theme were taken over as expected during the period. These companies included Associates First Capital (bought by Citigroup), Litton Industries (bought by Northrop Grumman), Seagram (bought by Vivendi), and Texaco (bought by Chevron).

     . "Picking up the pieces." With this theme, we sought to identify TMT stocks that suffered extreme price declines but continued to have sound business plans, strong balance sheets, and revenues not tied to advertising. We stuck with this theme for the first half of the reporting period but abandoned it after we concluded TMT stocks were still generally overvalued and could fall further.

     . "Capitalizing on infrastructure." Companies in both the power-generation and defense industries are upgrading their infrastructure as demand in these areas has recently increased. We believed these upgrades would make the underlying stocks more valuable in the coming months.

Q. What were some of the sectors and stocks that had a significant positive effect on fund performance?

A. Our investments in transportation stocks helped boost fund returns, as investors sought out companies that could hold up during a slowing economy. One excellent performer was Burlington Northern, the nation's second-largest railroad company. During the period we swapped our holdings in Burlington Northern for shares of Canadian Pacific, a railroad company that also operates energy and hotel-management businesses. Canadian Pacific also turned in excellent performance.

     The fund also benefited from investments in financial companies, which have historically outperformed during environments of falling interest rates. Some of the fund's outperfomers during the reporting period included Allstate, Fannie Mae, and Citigroup. One financial stock that performed especially well for the fund was MetLife. We were eager buyers of the stock at the initial public offering, which took place a few months before the reporting period began. At the time, we noted that this strong company with a long, successful history was priced at approximately 14, or just 80 percent of book value. By the end of the reporting period, MetLife's stock price more than doubled.

How Your Fund Pursues Its Objective
--------------------------------------------------------------------------------

The fund invests the majority of its assets in investment-grade quality municipal bonds. We concentrate on municipal bonds with favorable characteristics we believe are not yet recognized by the market, trying to identify those higher-yielding and undervalued bonds with intermediate characteristics that we believe offer the best balance of current tax-free income and capital preservation potential.

We invest the balance of fund assets primarily in established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a manage-ment change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have at least 20% price appreciation potential over the next 18 months.

Annual Report     page 10

Q.   Did any stocks lag your expectations?

A. Fund performance was hurt by our investments in TMT stocks, which were hit hard when market sentiment shifted in late 2000. While we generally limited our investments in these areas, those stocks we did own were generally disappointing performers. For example, the fund's results were dragged down by Philips Electronics, a diversified semiconductor and electronics manufacturer. Other weak-performing TMT stocks turning in poor results included software manufacturer Computer Associates International; electronics and communications equipment maker Motorola; and communications service provider Vodafone (all three of which were sold during the fiscal year).

Q.   How did you manage the municipal portion of the fund?

A. In a hospitable environment for municipal investing, we continued to concentrate on intermediate-term bonds across a range of credit qualities. The portfolio's credit-quality breakdown went through few major changes during the yearlong reporting period. As of June 30, 2001, approximately 33 percent of the fund's municipal assets were invested in AAA/U.S.Guaranteed securities, while nearly 41 percent were invested in higher-yielding BBB and nonrated securities.

     In light of falling interest rates, we limited trading activity during the reporting period because many of the fund's existing investments offered higher yields than could be found in the primary marketplace. However, when we did need to add new bonds to the fund, we had little difficulty finding attractive opportunities, thanks to strong municipal bond supply during the past 12 months.

Q.   What do you think lies ahead for the stock market and the fund?

A. We expect continued sluggish economic growth in both the U.S. and around the world. At the same time, we think that the Federal Reserve Board will continue to lower interest rates if current market conditions continue. Historically, interest-rate cuts have been favorable for stock performance--although past performance can't guarantee future results.

     For the municipal portion of the fund's portfolio, we expect the market environment to continue along its current path. New bond issuance will likely remain strong for the foreseeable future, and we believe that demand for municipal securities will remain likewise as long as demand for equities remains muted.


                                                       Annual Report     page 11

For our stock investments, meanwhile, we'll stick with our value stock-selection strategy, which may help minimize investment risk during a volatile market. We believe that, as a result of our thorough investment process, we can eliminate many mistakes before they make it into the portfolio.

We expect the next six months to be challenging, but we have been through such situations before. We'll continue to rely on our experience as we select the investments that we believe represent the best opportunities for our shareholders.

                         Balanced Municipal and Stock

                   Growth of an Assumed $10,000 Investment*

                             [CHART APPEARS HERE]

==== Nuveen Balanced Municipal and Stock Fund (NAV} $15,312

==== Nuveen Balanced Municipal and Stock Fund (NAV} $14,432

==== S&P 500 Index $20,139

==== Lehman Brothers 10-Year Municipal Inex $13,621

--------------------------------------------------------------------------------
* The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen Fund compared with the Standard and Poor's 500 Index and the Lehman Brothers 10 Year Municipal Bond Index. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.

Annual Report     page 12

Fund Spotlight as of 6-30-01

                                        NUVEEN BALANCED MUNICIPAL AND STOCK FUND
--------------------------------------------------------------------------------
Quick Facts

                           A Shares      B Shares        C Shares     R Shares
NAV                        $24.15        $24.74          $24.72       $23.90
CUSIP                      67064Y883     67064Y875       67064Y867    67064Y859
Latest Dividend/1/         $0.2095       $0.0254         $0.0254      $0.2688
Latest Tax-exempt
Dividend/2/                $0.0500       $0.0355         $0.0355      $0.0545
Latest Capital Gain/3/     $1.1301       $1.1301         $1.1301      $1.1301
Inception Date             8/96          8/96            8/96         8/96

Annualized Total Returns/4/

A Shares               NAV     Offer

1 - Year             7.60%     1.42%
------------------------------------
3 - Year             4.02%     1.99%
------------------------------------
Since Inception      8.99%     7.68%
------------------------------------

B Shares          w/o CDSC    w/CDSC

1 - Year             6.85%     2.85%
------------------------------------
3 - Year             3.27%     2.35%
------------------------------------
Since Inception      8.21%     7.91%
------------------------------------

C Shares                         NAV

1 - Year                       6.86%
------------------------------------
3 - Year                       3.27%
------------------------------------
Since Inception                8.20%
------------------------------------

R Shares                         NAV

1 - Year                       7.84%
------------------------------------
3 - Year                       4.27%
------------------------------------
Since Inception                9.26%
------------------------------------

Yields/6/

A Shares               NAV     Offer

SEC 30-Day Yield     2.87%     2.71%
------------------------------------

B Shares                         NAV

SEC 30-Day Yield               2.12%
------------------------------------

C Shares                         NAV

SEC 30-Day Yield               2.12%
------------------------------------

R Shares                         NAV
------------------------------------
SEC 30-Day Yield               3.13%
------------------------------------

Top Five Stock Holdings/5/

Citigroup Inc.                  4.8%
------------------------------------
Loews Corporation               3.8%
------------------------------------
Fannie Mae                      3.8%
------------------------------------
The Allstate Corporation        3.6%
------------------------------------
Metlife, Inc.                   3.5%
------------------------------------

Portfolio Allocation

Bonds                            58%
------------------------------------
Equity                           42%
------------------------------------

Top Five Stock Sectors/5/

------------------------------------
Financials
29.9%

Consumer Cyclicals
14.9%

Utilities
12.4%

Capital Goods
11.5%

Healthcare
8.9%

Portfolio Stats
------------------------------------

Total Net Assets
$142.6 million

Average Duration
(bonds)
5.49

Average Market Capitalization
(stocks)
$50.6 billion

Average P/E (stocks)
13.6

Number of Stocks
42

Expense Ratio/7/
1.24%

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------

/1/ Paid December 29, 2000. This is the latest annual taxable income dividend paid during the period ended June 30, 2001.

/2/ Paid July 2, 2001. This is the latest monthly tax-exempt dividend paid during the period ended June 30, 2001.

/3/ Paid December 7, 2000. Capital gains and/or ordinary income distributions are subject to federal taxation.

/4/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

/5/ As a percentage of total stock holdings as of June 30, 2001. Holdings are subject to change.

/6/ Income may be subject to state and local taxes as well as the federal alternative minimum tax. Capital gains, if any, will be subject to tax.

/7/  For Class A shares after credit/reimbursement.

                                                       Annual Report     page 13

From the Portfolio Manager
                                             NUVEEN BALANCED STOCK AND BOND FUND
--------------------------------------------------------------------------------
Nuveen Balanced Stock and Bond Fund features portfolio management by Institutional Capital Corporation (ICAP), which specializes in large-capitalization value-oriented equities. To help you understand the fund's performance during the fiscal year ended June 30, 2001, we spoke with Rob Lyon, president and chief investment officer of ICAP, the fund's subadvisor.

Q.   What market factors affected fund performance during the reporting period?

A. Two major developments affecting the fund were the bursting of the technology, media, and telecommunications (TMT) financial bubble and value investing's resurgence. Both events were, in our opinion, long overdue. During the last few years, a number of TMT companies with no profitability -- and no immediately obvious way to become profitable -- acquired enormous market capitalizations. We thought this situation was unsustainable, and we were finally proven right in 2000 and the first two quarters of 2001. As the economy slowed and many investors suddenly realized that growth stocks couldn't go up forever, value investing regained its luster when undervalued stocks outperformed amid a falling market.

     Another factor that helped fund results was the strong performance of fixed-income investments during the period. When stock prices started falling sharply, investors looked for lower-volatility opportunities in the bond market. As of the end of the reporting period, 69 percent of the fund's assets were invested in stocks, 29 percent in U.S. Government Obligations, and 2 percent in cash.

Q.   So, how did the fund perform overall?

A. In a friendly environment for our value investment style and for fixed income investing, the fund performed strongly. For the 12 months ended June 30, 2001, the fund returned 10.39 percent/1/. This performance compared extremely favorably to a variety of benchmarks, including:

     . the fund's peers, which, as measured by the Lipper Balanced Fund Index2, returned -1.05 percent for the period;

     . the stock market, which, as measured by the Standard & Poor's 500 Index/3/, lost 14.83 percent; and

     . value stocks, which, as measured by the Standard & Poor's/Barra Value index/4/, gained 7.82 percent.

Your Investment Management Team
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for the Nuveen Growth and Income Funds.

The views expressed in this report reflect those of Institutional Capital Corporation (ICAP) only through the end of the reporting period indicated on the cover. ICAP's views are subject to change at any time, based on market and other conditions.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
/1/ Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 2001.

/2/ The Lipper Index return represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category for the year ended June 30, 2001. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Indices are not available for direct investment.

/4/ The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for appreciation but lower volatility (relative to the "growth" half). The index is not available for direct investment.

Annual Report     page 14

Q.   How did you manage the stock portion of the fund during the period?

A. As always, we continued to follow our basic investment strategy, in which we have a great deal of confidence. ICAP has used this strategy for over 30 years with strong results. We begin with a universe of about 450 large-cap stocks -about 400 U.S. and 50 European blue-chip stocks. Then we run a series of screens to weed out companies that fail to meet our relative value criteria. We hope to identify stocks that are undervalued relative to both their competitors and the market and that have stable or rising earnings. Finally, we look for a catalyst, a reason why we think a stock may go up by 20 percent or more during the next 18 months. Such a catalyst could be a new management team, a new product, or an impending merger.

Q.   In light of the market, how did you apply this strategy?

A. During the reporting period we emphasized high-quality companies that do the majority of their business in the U.S. We reduced our exposure to European stocks because of the euro's continued sluggish performance.

     As longtime investors in the fund know, we often manage the fund with certain investment themes in mind. During the reporting period, we were attracted to stocks that not only passed our screens but also fit into the following frameworks:

     . "Targeting the targets." In this era of business consolidation, we looked for stocks that we thought were viable takeover candidates. Some stocks we purchased under this theme were taken over as expected during the period. These companies included Associates First Capital (bought by Citigroup), Litton Industries (bought by Northrop Grumman), Seagram (bought by Vivendi), and Texaco (bought by Chevron).

     . "Picking up the pieces." With this theme, we sought to identify TMT stocks that suffered extreme price declines but continued to have sound business plans, strong balance sheets, and revenues not tied to advertising. We stuck with this theme for the first half of the reporting period but abandoned it after we concluded TMT stocks were still generally overvalued and could fall further.

     . "Capitalizing on infrastructure." Companies in both the power-generation and defense industries are upgrading their infrastructure as demand in these areas has recently increased. We believed these upgrades would make the underlying stocks more valuable in the coming months.

Your Fund's Investment Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide over time an attractive total return from a diversified portfolio of equity securities, taxable fixed-income securities and cash equivalents by emphasizing capital appreciation in favorable markets and capital preservation in adverse markets.

                                                       Annual Report     page 15

     For the fund's bond investments, meanwhile, we continued our long-standing focus on intermediate-term U.S. Treasury securities. These helped provide the portfolio with added stability during a volatile stock market.

Q. What were some of the sectors and stocks that had a significant positive effect on fund performance?

A. Our investments in transportation stocks helped boost fund returns, as investors sought out companies that could hold up during a slowing economy. One excellent performer was Burlington Northern, the nation's second-largest railroad company. During the period we swapped our holdings in Burlington Northern for shares of Canadian Pacific, a railroad company that also operates energy and hotel-management businesses. Canadian Pacific also turned in excellent performance.

     The fund also benefited from investments in financial companies, which have historically outperformed during environments of falling interest rates. Some of the fund's outperformers during the reporting period included Allstate, Fannie Mae, and Citigroup. One financial stock that performed especially well for the fund was MetLife. We were eager buyers of the stock at the initial public offering, which took place a few months before the reporting period began. At the time, we noted that this strong company with a long, successful history was priced at approximately 14, or just 80 percent of book value. By the end of the reporting period, MetLife's stock price more than doubled.

Q.   Did any stocks lag your expectations?

A. Fund performance was hurt by our investments in TMT stocks, which were hit hard when market sentiment shifted in late 2000. While we generally limited our investments in these areas, those stocks we did own were generally disappointing performers. For example, the fund's results were dragged down by Philips Electronics, a diversified semiconductor and electronics manufacturer. Other weak-performing TMT stocks turning in poor results included software manufacturer Computer Associates; electronics and communications equipment maker Motorola; and communications service provider Vodafone (all three of which were sold during the fiscal year).

How Your Fund Pursues its Objective

--------------------------------------------------------------------------------

The fund purchases a diversified portfolio of stocks primarily of established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst-- for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have at least 20% price appreciation potential over the next 18 months.

We seek reduced risk, capital preservation potential and current income by balancing our stock investments with bonds. The bonds we purchase are primarily U.S. Treasury bonds with maturities from one to 15 years, but from time to time we may also purchase investment-grade corporate bonds if market conditions warrant.

Annual Report     page 16

Q.   What do you think lies ahead for the stock market and the fund?

A. We expect continued sluggish economic growth in both the U.S. and around the world. At the same time, we think that the Federal Reserve Board will continue to lower interest rates if current market conditions continue. Historically, interest-rate cuts have been favorable for stock performance--although past performance can't guarantee future results.

     For the fund's fixed-income investments, we'll continue to focus on intermediate-term securities. For our stock investments, we'll stick with our value stock-selection strategy, which may help minimize investment risk during a volatile market. We believe that, as a result of our thorough investment process, we can eliminate many mistakes before they make it into the portfolio.

     We expect the next six months to be challenging, but we have been through such situations before. We'll continue to rely on our experience as we select the investments that we believe represent the best opportunities for our shareholders.

                            Balanced Stock and Bond

                   Growth of an Assumed $10,000 Investment*

                             [CHART APPEARS HERE]

     ==== Nuveen Balanced Stock and Bond Fund (NAV) $17,255

     ==== Nuveen Balanced Stock and Bond Fund (Offer) $16,263

     ==== S&P 500 Index $20,139

     ==== Lehman Intermediate Treasury Index $13,859

--------------------------------------------------------------------------------
* The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index and the Lehman Brothers Intermediate Treasury Index. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.

                                                       Annual Report     page 17

Fund Spotlight as of 6-30-01
                                             NUVEEN BALANCED STOCK AND BOND FUND
--------------------------------------------------------------------------------

Quick Facts

                           A Shares      B Shares      C Shares      R Shares
------------------------------------------------------------------------------
NAV                        $25.25        $25.25        $25.26        $25.24
------------------------------------------------------------------------------
CUSIP                      67064Y107     67064Y206     67064Y305     67064Y404
------------------------------------------------------------------------------
Latest Dividend/1/         $0.1192       $0.0711       $0.0711       $0.1352
------------------------------------------------------------------------------
Latest Capital Gain/2/     $1.9363       $1.9363       $1.9363       $1.9363
------------------------------------------------------------------------------
Inception Date             8/96          8/96          8/96          8/96
------------------------------------------------------------------------------

Annualized Total Returns/3/

A Shares                 NAV      Offer

1 - Year              10.39%      4.03%
---------------------------------------
3 - Year               6.31%      4.23%
---------------------------------------
Since Inception       11.60%     10.26%
---------------------------------------

B Shares            w/o CDSC     w/CDSC

1 - Year               9.58%      5.58%
---------------------------------------
3 - Year               5.52%      4.66%
---------------------------------------
Since Inception       10.78%     10.51%
---------------------------------------

C Shares                            NAV

1 - Year                          9.58%
---------------------------------------
3 - Year                          5.54%
---------------------------------------
Since Inception                  10.79%
---------------------------------------

R Shares                            NAV

1 - Year                         10.66%
---------------------------------------
3 - Year                          6.56%
---------------------------------------
Since Inception                  11.86%
---------------------------------------

Top Five Stock Holdings/4/

Citigroup Inc.                     4.8%
---------------------------------------
Fannie Mae                         3.8%
---------------------------------------
Loews Corporation                  3.8%
---------------------------------------
The Allstate Corporation           3.6%
---------------------------------------
Household International, Inc.      3.5%
---------------------------------------

Portfolio Allocation

[PIE CHART APPEARS HERE]

Equity                              69%
---------------------------------------
U.S. Government
Obligations                         29%
---------------------------------------
Cash Equivalents                     2%
---------------------------------------

Top Five Sectors/4/

---------------------------------------

Financials
29.8%

Consumer Cyclicals
15.0%

Utilities
12.2%

Capital Goods
11.6%

Healthcare
8.9%

Portfolio Stats

---------------------------------------

Total Net Assets
$73.2 million

Average Duration
(bonds)
5.04

Average Market Capitalization
(stocks)
$50.5 billion

Average P/E (stocks)
13.6

Number of Stocks
42

Expense Ratio/5/
1.24%

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.
--------------------------------------------------------------------------------

/1/ Paid July 2, 2001. This is the latest quarterly taxable income dividend paid during the period ended June 30, 2001.

/2/ Paid December 7, 2000. Capital gains and/or ordinary income distributions are subject to federal taxation.

/3/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

/4/ As a percentage of total stock holdings as of June 30, 2001. Holdings are subject to change.

/5/  For Class A shares after credit/reimbursement.

Annual Report     page 18

From the Portfolio Manager
                                                      NUVEEN EUROPEAN VALUE FUND
--------------------------------------------------------------------------------

Nuveen European Value Fund features portfolio management by Institutional Capital Corporation (ICAP), which specializes in large-capitalization value-oriented equities. To help you understand the fund's performance during the fiscal year ended June 30, 2001, we spoke with Rob Lyon, president and chief investment officer of ICAP, the fund's subadvisor.

Q.   What market factors affected fund performance during the reporting period?

A. European stock markets were subject to many of the same stressors that affected the U.S. market during the past 12 months. Accordingly, two major developments affecting the fund were the bursting of the technology, media, and telecommunications (TMT) financial bubble and value investing's resurgence. As the economy slowed and many investors suddenly realized that growth stocks couldn't go up forever, value investing regained its luster when undervalued stocks outperformed amid a falling market.

     Although slowing global demand took its toll on the European economy, we also saw a number of positive signs that we believed would continue to lay the groundwork for future economic successes. One was the persistent weakness of the euro currency, which significantly strengthened the competitive position of many European manufacturers, particularly those who export heavily into North America. In addition, recently enacted private pension reforms in Germany and the growing need of Europeans to actively manage their own financial future continued to create a powerful, latent demand for stocks. Investors continued to attempt to benefit from the historically higher returns common stocks have received compared to more conservative investment types.

Q.   In this environment, how did the fund perform?

A. The fund returned -11.60 percent during the 12 months ended June 30, 2001/1/. This disappointing showing on an absolute basis resulted largely from the euro's continued weakness compared to the U.S. dollar. In other words, fund performance was hurt when we traded euros for dollars.

     Compared to our peers and European stocks in general, however, our performance was much stronger. During the reporting period, the average

Your Investment Management Team
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for the Nuveen Growth and Income Funds.

--------------------------------------------------------------------------------
The views expressed in this report reflect those of Institutional Capital Corporation (ICAP) only through the end of the reporting period indicated on the cover. ICAP's views are subject to change at any time, based on market and other conditions.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

/1/ Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 2001.

Annual Report     page 19

     European stock mutual fund, as measured by the Lipper European Fund Index/2/, returned -23.67 percent. Similarly, the European stock market, as measured by the Morgan Stanley Capital International (MSCI) Europe Index/3/, returned -21.82 percent.

Q.   How did you manage the fund during the period?

A. As always, we continued to follow our basic investment strategy, in which we have a great deal of confidence. ICAP has used this strategy for over 30 years with strong results.

     To select stocks for the fund, we run a series of tests to weed out companies that fail to meet our relative value criteria. We hope to identify businesses that are undervalued relative to both their competitors and the market and that have stable or rising earnings. Then, we look for a catalyst, a reason why we think a stock may go up by 20 percent or more during the next 18 months. Such a catalyst could be a new management team, a new product, or a major corporate restructuring.

Q.   In light of market conditions, how did you apply this strategy?

A. As longtime investors in the fund know, we often manage the fund with certain investment themes in mind. During the reporting period, we were attracted to stocks that not only passed our tests but also fit into a framework of what we call the "equification of Europe." With this theme, we noted that European financial services companies need to expand both their product portfolio and service offerings to European corporate and retail customers. During the reporting period, we focused on those companies we felt were best positioned to sell these new services, particularly those firms operating in wealthier countries.

Q. What were some of the sectors and stocks that had a significant positive effect on fund performance?

A. Our investments in corporate restructuring situations benefited fund performance during the past year. Two noteworthy examples were:

     . Orient Express, a Bermuda-based owner and operator of exclusive, ultraluxury resort properties and hotels. The company was partially spun off from its parent conglomerate during the period.

Your Fund's Investment Objective

--------------------------------------------------------------------------------

The investment objective of the fund is to provide over time a superior total return (income plus capital appreciation) with moderated risk.

--------------------------------------------------------------------------------

/2/ The Lipper Peer Group return represent the average annualized total return of the 30 largest funds in the Lipper European Equity Fund category for the year ended June 30, 2001. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. It is not available for direct investment.

Annual Report     page 20

 .    Groupe Bruxelles Lambert, a Belgian holding company that acquired a 25 percent stake in the privately held media and entertainment giant Bertelsmann.

     The fund also enjoyed success with stocks in other defensive sectors, such as consumer staples and health care. In consumer staples, the fund benefited from its holdings in Diageo, a British spirits company that also owns the Burger King brand, and Switzerland's Nestle, which operates the world's largest food-products business. Health care firms such as Pharmacia and GlaxoSmithKline also produced excellent results for the fund.

Q.   Did any stocks lag your expectations?

A. Fund performance was hurt by our investments in TMT stocks, which were hit hard when market sentiment shifted in late 2000. While we generally limited our investments in these areas, those stocks we did own were generally disappointing performers. For example, the fund's results were dragged down by Philips Electronics, a diversified semiconductor and electronics manufacturer located in Holland. Another especially weak-performing TMT stock for the fund was Vodafone, a British company and the world's largest mobile phone operator which was sold during the fiscal year.

     Outside the TMT sectors, the fund's investments in BAE Systems, a British defense contractor, and Switzerland-based Zurich Financial Services, a leading provider of multiline insurance products and owner of the Farmers(r) insurance group, also hampered fund results (both holdings were sold during the fiscal year).

Q.   What do you think lies ahead for the stock market and the fund?

A. For the foreseeable future, we expect continued sluggish economic growth in Europe. Their economic and market trends generally lag those in the U.S. by anywhere from six months to two years. Though the European Central Bank
     (ECB) has not cut interest rates as quickly or as often as the Federal Reserve Board has in the U.S., the ECB did lower rates late in the period and may continue to do so in the future. This would be a positive development for the fund because, historically, interest-rate cuts have been favorable for stock performance -although past performance can't guarantee future results.

How Your Fund Pursues its Objective

--------------------------------------------------------------------------------

The fund purchases primarily stocks of established, well-known European companies with at least $1 billion in market capitalization. We concentrate on stocks we believe are selling for less than their intrinsic worth, and try to identify those companies with a catalyst - for example, a management change or an improved industry outlook - that will unlock the stock's unrecognized value. We generally buy only those 20 to 30 stocks, which we believe have at least 20% price appreciation potential over the next 18 months.

Under normal market conditions, we will invest at least 65% of the fund's total assets in European equity securities, predominantly U.S.-traded ADRs, and we may invest up to 35% of the fund's assets in cash equivalents and short-term fixed-income securities in order to reduce volatility and preserve capital.

Annual Report     page 21

        Another favorable development for the fund is the previously mentioned private pension reform movement that's sweeping across Europe. This "equification" of the European investment community, driven by the need for higher-returning investment assets is, in our opinion, a long-term trend that may continue to affect the demand for European stocks for some time.

        Regardless of economic and market conditions, we'll continue to stick with our bottom-up value stock-selection strategy, which may help minimize investment risk during a volatile market. We believe that, as a result of our thorough investment process, we can eliminate many mistakes before they make it into the portfolio.

        We expect the next six months to be challenging, but we have been through such situations before. We'll continue to rely on our experience as we select the investments that we believe represent the best opportunities for our shareholders.

                                European Value

                   Growth of an Assumed $10,000 Investment*

                            [CHART APPEARS HERE]

        ==========  Nuveen European Value Fund (NAV) $10,468

        ==========  Nuveen European Value Fund (Offer) $9,866

        ==========  MSCI Europe IX GD Index $9,073

--------------------------------------------------------------------------------
*The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the MSCI Europe Index. The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses and are not available for direct investment. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.


Annual Report     page 22

Fund Spotlight as of 6-30-01

                                                      NUVEEN EUROPEAN VALUE FUND
--------------------------------------------------------------------------------

Quick Facts

                          A Shares     B Shares     C Shares     R Shares
--------------------------------------------------------------------------
NAV                       $18.54       $18.39       $18.39       $18.57
--------------------------------------------------------------------------
CUSIP                     67064Y842    67064Y834    67064Y826    67064Y818
--------------------------------------------------------------------------
Latest Dividend/1/        $0.1819      $0.0104      $0.0104      $0.2395
--------------------------------------------------------------------------
Latest Capital Gain/2/    $2.0386      $2.0386      $2.0386      $2.0386
--------------------------------------------------------------------------
Inception Date            5/98         5/98         5/98         5/98
--------------------------------------------------------------------------

Annualized Total Returns/3/

A Shares                       NAV           Offer
1 - Year                   -11.60%         -16.67%
--------------------------------------------------
3 - Year                     1.74%          -0.25%
--------------------------------------------------
Since Inception              1.49%          -0.42%
--------------------------------------------------

B Shares                  w/o CDSC          w/CDSC
1 - Year                   -12.21%         -15.38%
--------------------------------------------------
3 - Year                     0.99%           0.08%
--------------------------------------------------
Since Inception              0.77%          -0.20%
--------------------------------------------------

C Shares                                       NAV
1 - Year                                   -12.16%
--------------------------------------------------
3 - Year                                     1.00%
--------------------------------------------------
Since Inception                              0.77%
--------------------------------------------------

R Shares                                       NAV
1 - Year                                   -11.41%
--------------------------------------------------
3 - Year                                     1.95%
--------------------------------------------------
Since Inception                              1.72%
--------------------------------------------------

Top Ten Stock Holdings/4/

Groupe Bruxelles Lambert S.A.                 8.4%
--------------------------------------------------
BP Amoco plc Sponsored ADR                    7.8%
--------------------------------------------------
Philips Electronics N.V.                      7.5%
--------------------------------------------------
Nestle S.A. Sponsored ADR                     4.8%
--------------------------------------------------
Investor AB - Class B                         4.8%
--------------------------------------------------
Bayerische Motoren Werke (BMW) AG             4.7%
--------------------------------------------------
ABN AMRO Holding N.V. Sponsored ADR           4.7%
--------------------------------------------------
Muenchener Rueckversicherungs -
Gesellschaft AG                               4.7%
--------------------------------------------------
Portugal Telecom, SGPS, S.A. Sponsored ADR    4.7%
--------------------------------------------------
Gucci Group N.V.                              4.7%
--------------------------------------------------

Portfolio Allocation

          [PIE CHART APPEARS HERE]

Equity                                        100%
--------------------------------------------------

Country Allocation/4/

Netherlands                                  21.4%
--------------------------------------------------
United Kingdom                               16.7%
--------------------------------------------------
United States                                16.5%
--------------------------------------------------
Germany                                      13.8%
--------------------------------------------------
Belgium                                       8.4%
--------------------------------------------------
Switzerland                                   4.8%
--------------------------------------------------
Sweden                                        4.8%
--------------------------------------------------
Portugal                                      4.7%
--------------------------------------------------
France                                        4.5%
--------------------------------------------------
Finland                                       4.4%
--------------------------------------------------


Top Five Stock
Sectors/4/
--------------------

Financials
35.9%

Consumer Cyclicals
25.2%

Consumer Staples
 9.5%

Utilities
 9.2%

Healthcare
 8.1%

Portfolio Stats
--------------------

Total Net Assets
$9.9 million

Beta
1.02

Average Market Capitalization (stocks)
$63.8 billion

Average P/E (stocks)
13.9

Number of Stocks
20

Expense Ratio/5/
1.54%
--------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

--------------------------------------------------------------------------------
/1/ Paid December 29, 2000. This is the latest annual taxable income dividend paid during the period ended June 30, 2001.

/2/ Paid December 7, 2000. Capital gains and/or ordinary income distributions are subject to federal taxation.

/3/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

/4/ As a percentage of total stock holdings as of June 30, 2001. Holdings are subject to change.

/5/  For Class A shares after credit/reimbursement.


Annual Report     page 23

                 Portfolio of Investments
                 Nuveen Large-Cap Value Fund
                 (Formerly the Nuveen Growth and Income Stock Fund)
                 June 30, 2001

    Shares Description                                          Market Value
----------------------------------------------------------------------------
           COMMON STOCKS - 95.6%

           Basic Materials - 2.7%

   417,250 Weyerhaeuser Company                                 $ 22,936,233

----------------------------------------------------------------------------
           Capital Goods - 11.2%

   270,750 Caterpillar Inc.                                       13,551,038

   254,300 Emerson Electric Co.                                   15,385,150

   228,250 General Dynamics Corporation                           17,760,133

   214,400 Northrop Grumman Corporation                           17,173,440

   456,600 Republic Services, Inc. #                               9,063,510

   397,400 Tyco International Ltd.                                21,658,300

----------------------------------------------------------------------------
           Consumer Cyclicals - 12.9%

 1,281,900 AT&T Corp. - Liberty Media Corporation - Class A #     22,420,431

   290,400 Gannett Co., Inc.                                      19,137,360

   853,582 Philips Electronics N.V.                               22,560,172

   460,100 Sears, Roebuck and Co.                                 19,466,831

   495,500 Target Corporation                                     17,144,300

   212,200 TRW Inc.                                                8,700,200

----------------------------------------------------------------------------
           Consumer Staples - 3.5%

   172,450 Avon Products, Inc.                                     7,980,986

   388,900 Kimberly-Clark Corporation                             21,739,510

----------------------------------------------------------------------------
           Energy - 8.3%

   809,350 Conoco Inc. - Class B                                  23,390,215

   177,800 Kerr-McGee Corporation                                 11,782,806

   384,450 Phillips Petroleum Company                             21,913,650

   199,850 Texaco Inc.                                            13,310,010

----------------------------------------------------------------------------
           Financials - 28.8%

   671,650 The Allstate Corporation                               29,545,884

   413,100 Bank One Corporation                                   14,788,980

   751,454 Citigroup Inc.                                         39,706,829

   369,150 Fannie Mae                                             31,433,123

   510,400 FleetBoston Financial Corporation                      20,135,280

   408,350 Household International, Inc.                          27,236,945

   483,750 Loews Corporation                                      31,168,013

   919,450 MetLife, Inc.                                          28,484,561

   472,400 Wells Fargo & Company                                  21,933,532


--------------------------------------------------------------------------------
24

     Shares Description                                         Market Value
----------------------------------------------------------------------------
            Healthcare - 8.7%

    586,950 Abbott Laboratories                                 $ 28,179,470

    431,000 Bristol-Myers Squibb Company                          22,541,300

    495,801 Pharmacia Corporation                                 22,782,056

----------------------------------------------------------------------------
            Technology - 5.1%

    234,900 Electronic Data Systems Corporation                   14,681,250

    615,700 General Motors Corporation - Class H #                12,467,925

    141,750 International Business Machines Corporation (IBM)     16,017,750

----------------------------------------------------------------------------
            Transportation - 2.3%

    504,800 Canadian Pacific Limited                              19,561,000

----------------------------------------------------------------------------
            Utilities - 12.1%

    397,100 American Electric Power Company, Inc.                 18,334,107

    558,200 AT&T Wireless Services Inc. #                          9,126,570

    431,000 Entergy Corporation                                   16,546,090

    442,400 FPL Group, Inc.                                       26,636,903

    318,350 Verizon Communications Inc.                           17,031,724

  1,061,500 WorldCom, Inc. - WorldCom Group #                     15,073,299

----------------------------------------------------------------------------
            Total Common Stocks (cost $686,207,761)              810,486,866
         -------------------------------------------------------------------
            PREFERRED STOCKS - 1.6%

            Consumer Cyclicals - 1.6%

    408,600 The News Corporation Limited Sponsored ADR            13,238,640

----------------------------------------------------------------------------
            Total Preferred Stocks (cost $7,319,372)              13,238,640
         -------------------------------------------------------------------

  Principal
     Amount
      (000) Description                                         Market Value
----------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS - 2.5%

 $   21,200 Dow Chemical Company, Commercial Paper, effective     21,197,562
             yield of 4.14%, 7/02/01
----------------------------------------------------------------------------
            Total Short-Term Investments (cost $21,197,562)       21,197,562
         -------------------------------------------------------------------
            Total Investments (cost $714,724,695) - 99.7%        844,923,068
         -------------------------------------------------------------------
            Other Assets Less Liabilities - 0.3%                   2,132,905
         -------------------------------------------------------------------
            Net Assets - 100%                                   $847,055,973
         -------------------------------------------------------------------

         # Non-income producing.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
25

                 Portfolio of Investments
                 Nuveen Balanced Municipal and Stock Fund
                 June 30, 2001

 Shares Description                                          Market Value
-------------------------------------------------------------------------
        COMMON STOCKS - 40.1%

        Basic Materials - 1.0%

 26,800 Weyerhaeuser Company                                 $  1,473,196

-------------------------------------------------------------------------
        Capital Goods - 4.7%

 19,150 Caterpillar Inc.                                          958,458

 18,100 Emerson Electric Co.                                    1,095,050

 16,100 General Dynamics Corporation                            1,252,741

 15,200 Northrop Grumman Corporation                            1,217,520

 32,600 Republic Services, Inc. #                                 647,110

 28,000 Tyco International Ltd.                                 1,526,000

-------------------------------------------------------------------------
        Consumer Cyclicals - 5.4%

 90,600 AT&T Corp. - Liberty Media Corporation - Class A #      1,584,594

 20,350 Gannett Co., Inc.                                       1,341,065

 60,204 Philips Electronics N.V.                                1,591,192

 33,400 Sears, Roebuck and Co.                                  1,413,154

 34,600 Target Corporation                                      1,197,160

 15,200 TRW Inc.                                                  623,200

-------------------------------------------------------------------------
        Consumer Staples - 1.5%

 12,150 Avon Products, Inc.                                       562,302

 27,450 Kimberly-Clark Corporation                              1,534,455

-------------------------------------------------------------------------
        Energy - 3.5%

 56,950 Conoco Inc. - Class B                                   1,645,855

 12,500 Kerr-McGee Corporation                                    828,375

 27,150 Phillips Petroleum Company                              1,547,550

 14,100 Texaco Inc.                                               939,060

-------------------------------------------------------------------------
        Financials - 12.3%

 47,400 The Allstate Corporation                                2,085,126

 30,700 Bank One Corporation                                    1,099,060

 53,057 Citigroup Inc.                                          2,803,532

 26,000 Fannie Mae                                              2,213,900

 36,300 FleetBoston Financial Corporation                       1,432,035

 30,150 Household International, Inc.                           2,011,005

 34,400 Loews Corporation                                       2,216,392

 65,200 MetLife, Inc.                                           2,019,896

 33,100 Wells Fargo & Company                                   1,536,833

--------------------------------------------------------------------------------
26

 Shares Description                                         Market Value
------------------------------------------------------------------------
        Healthcare - 3.6%

 41,550 Abbott Laboratories                                 $  1,994,816

 30,550 Bristol-Myers Squibb Company                           1,597,765

 34,951 Pharmacia Corporation                                  1,605,998
------------------------------------------------------------------------
        Technology - 2.1%

 16,650 Electronic Data Systems Corporation                    1,040,625

 43,800 General Motors Corporation - Class H #                   886,950

  9,950 International Business Machines Corporation (IBM)      1,124,350

------------------------------------------------------------------------
        Transportation - 1.0%

 36,150 Canadian Pacific Limited                               1,400,813

------------------------------------------------------------------------
        Utilities - 5.0%

 39,300 AT&T Wireless Services Inc. #                            642,555

 28,300 American Electric Power Company, Inc.                  1,306,611

 30,450 Entergy Corporation                                    1,168,976

 30,250 FPL Group, Inc.                                        1,821,352

 22,300 Verizon Communications Inc.                            1,193,049

 75,000 WorldCom, Inc. - WorldCom Group #                      1,064,999
------------------------------------------------------------------------
        Total Common Stocks (cost $46,981,707)                57,244,675
         ---------------------------------------------------------------
        PREFERRED STOCKS - 0.7%

        Consumer Cyclicals - 0.7%

 29,200 The News Corporation Limited Sponsored ADR               946,080
------------------------------------------------------------------------
        Total Preferred Stocks (cost $517,807)                   946,080
         ---------------------------------------------------------------

--------------------------------------------------------------------------------
27

                 Portfolio of Investments
                 Nuveen Balanced Municipal and Stock Fund (continued) June 30, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              MUNICIPAL BONDS - 56.6%

              Alabama - 0.3%

   $      455 Alabama Water Pollution        8/05 at 100       AAA $    496,118
               Control Authority,
               Revolving Fund Loan
               Bonds, Series 1994,
               6.625%, 8/15/08

-------------------------------------------------------------------------------
              California - 4.4%

        2,495 City of Escondido,         7/05 at 101 1/2       AAA    2,561,816
               California, Multifamily
               Housing Revenue
               Refunding Bonds, Series
               1997B (Morning View
               Terrace Apartments),
               5.400%, 1/01/27
               (Mandatory put 7/01/07)

          735 Northern California           No Opt. Call        A-      792,065
               Power Agency, Revenue
               Bonds, Series 1993
               (Geothermal Project
               Number 3), 5.650%,
               7/01/07

          250 County of Orange,             No Opt. Call       AAA      283,885
               California, Refunding
               Recovery Bonds, 1995
               Series A, 6.000%,
               6/01/10

        1,495 Palmdale Civic                 7/07 at 102       AAA    1,579,542
               Authority, California,
               1997 Revenue Bonds,
               Series A (Civic Center
               Refinancing), 5.375%,
               7/01/12

        1,000 County of San Diego,           9/09 at 101      Baa3    1,048,900
               California,
               Certificates of
               Participation (The
               Burnham Institute),
               5.700%, 9/01/11

-------------------------------------------------------------------------------
              Colorado - 3.1%

        2,000 City and County of            11/06 at 102       AAA    2,150,240
               Denver, Colorado,
               Airport System Revenue
               Bonds, Series 1996A,
               5.625%, 11/15/08
               (Alternative Minimum
               Tax)

        1,000 City and County of             1/09 at 101       AAA    1,080,900
               Denver, Colorado,
               Airport Special
               Facilities Revenue
               Bonds (Rental Car
               Projects), Series
               1999A, 6.000%, 1/01/13
               (Alternative Minimum
               Tax)

        2,000 Metropolitan Football         No Opt. Call       AAA    1,197,800
               Stadium District,
               Colorado, Sales Tax
               Revenue Bonds, Series
               1999A, 0.000%, 1/01/12

-------------------------------------------------------------------------------
              Connecticut - 2.5%

        1,075 Connecticut Housing            5/06 at 102        AA    1,107,497
               Finance Authority,
               Housing Mortgage
               Finance Program Bonds,
               1996 Series B,
               Subseries B-2, 5.750%,
               11/15/08 (Alternative
               Minimum Tax)

        1,000 Connecticut Health and        No Opt. Call       BBB      986,450
               Educational Facilities
               Authority, Revenue
               Bonds, Hospital for
               Special Care Issue,
               Series B, 5.125%,
               7/01/07

        1,485 Connecticut Development       12/06 at 103      BBB+    1,424,516
               Authority, First
               Mortgage Gross Revenue
               Health Care Project
               Refunding Bonds, Series
               1998A (The Elim Park
               Baptist Home, Inc.
               Project), 4.875%,
               12/01/07

-------------------------------------------------------------------------------
              District of Columbia -
               0.4%

              District of Columbia,
               Washington D.C.,
               General Obligation
               Refunding Bonds, Series
               1994A-1:
          245  6.500%, 6/01/10              No Opt. Call       AAA      284,482
          255  6.500%, 6/01/10              No Opt. Call       AAA      293,441

-------------------------------------------------------------------------------
              Georgia - 1.6%

        2,000 Development Authority of       5/08 at 101      BBB-    1,869,500
               Fulton County, Georgia,
               Special Facilities
               Revenue Bonds (Delta
               Airlines, Inc.
               Project), Series 1998,
               5.300%, 5/01/13
               (Alternative Minimum
               Tax)

          455 Georgia Housing and            6/06 at 102       AAA      469,282
               Finance Authority,
               Single Family Mortgage
               Bonds, 1996 Series A,
               5.875%, 12/01/19
               (Alternative Minimum
               Tax)

-------------------------------------------------------------------------------
              Idaho - 0.8%

        1,030 Idaho Housing and              1/07 at 102        A1    1,078,935
               Finance Association,
               Single Family Mortgage
               Bonds, 1997 Series D,
               5.950%, 7/01/09
               (Alternative Minimum
               Tax)

-------------------------------------------------------------------------------
              Illinois - 4.6%

        1,075 Village of Bolingbrook,       No Opt. Call       AAA    1,272,596
               Will and DuPage
               Counties, Illinois,
               Residential Mortgage
               Revenue Bonds, Series
               1979, 7.500%, 8/01/10


--------------------------------------------------------------------------------
28

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Illinois (continued)

              Illinois Development
              Finance Authority,
              Economic Development
              Revenue Bonds, Series 1998
              (The Latin School of
              Chicago Project):
   $      270  5.200%, 8/01/11               8/08 at 100      Baa2 $    270,462
          200  5.250%, 8/01/12               8/08 at 100      Baa2      199,160
          580  5.300%, 8/01/13               8/08 at 100      Baa2      573,858

        2,160 Illinois Health Facilities     7/04 at 102    N/R***    2,422,483
               Authority, Revenue Bonds,
               Series 1985 (St.
               Elizabeth's Hospital of
               Chicago, Inc.), 7.250%,
               7/01/05 (Pre-refunded to
               7/01/04)

        1,500 Illinois Health Facilities    11/03 at 102         A    1,544,280
               Authority, Revenue Bonds,
               Series 1993 (OSF
               Healthcare System),
               6.000%, 11/15/10

          225 Illinois Health Facilities     2/06 at 102       AAA      238,588
               Authority, FHA-Insured
               Mortgage Revenue Bonds,
               Series 1996 (Sinai Health
               System), 5.500%, 2/15/09

-------------------------------------------------------------------------------
              Maine - 0.2%

          255 Town of Winslow, Maine,        3/07 at 102       Aaa      275,568
               General Obligation Tax
               Increment Financing
               Bonds, 1997 Series A
               (Crowe Rope Industries
               Project), 6.000%, 3/01/11
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Massachusetts - 5.4%

              Massachusetts Development
              Finance Agency, Resource
              Recovery Revenue Bonds
              (Ogden Haverhill Project),
              Series 1998B:
        1,720  5.100%, 12/01/12             12/08 at 102       BBB    1,611,760
               (Alternative Minimum Tax)
        1,885  5.200%, 12/01/13             12/08 at 102       BBB    1,761,834
               (Alternative Minimum Tax)

          250 Massachusetts Health and       7/06 at 102       AAA      276,758
               Educational Facilities
               Authority, Revenue Bonds,
               Melrose-Wakefield
               Healthcare Corporation
               Issue, Series C, 5.700%,
               7/01/08 (Pre-refunded to
               7/01/06)

              Massachusetts Industrial
              Finance Agency, Resource
              Recovery Revenue Refunding
              Bonds (Ogden Haverhill
              Project), Series 1998A:
        1,500  5.450%, 12/01/12             12/08 at 102       BBB    1,479,510
               (Alternative Minimum Tax)
        1,825  5.500%, 12/01/13             12/08 at 102       BBB    1,791,931
               (Alternative Minimum Tax)

          810 Massachusetts Turnpike         7/01 at 100       AAA      827,213
               Authority, Western
               Turnpike Revenue Bonds,
               1997 Series A, 5.550%,
               1/01/17

-------------------------------------------------------------------------------
              Mississippi - 1.2%

              Jones County, Mississippi,
              Hospital Revenue Refunding
              Bonds (South Central
              Regional Medical Center
              Project), Series 1997:
        1,285  5.350%, 12/01/10             12/07 at 100      BBB+    1,241,965
          500  5.400%, 12/01/11             12/07 at 100      BBB+      477,795

-------------------------------------------------------------------------------
              Nebraska - 6.9%

        9,921 Energy America, Nebraska,     No Opt. Call       N/R    9,785,054
               Natural Gas Revenue
               Bonds, 1998 Series A,
               5.700%, 7/01/08

-------------------------------------------------------------------------------
              Nevada - 1.4%

        1,620 Nevada Housing Division,       4/07 at 102       Aa3    1,702,652
               Single Family Mortgage
               Bonds, 1997 Series B-1
               Mezzanine Bonds, 6.000%,
               4/01/15 (Alternative
               Minimum Tax)

          250 Airport Authority of           7/03 at 102       AAA      266,218
               Washoe County, Reno,
               Nevada, Airport Revenue
               Refunding Bonds, Series
               1993B, 5.875%, 7/01/11

-------------------------------------------------------------------------------
              New Hampshire - 2.0%

        1,450 New Hampshire Higher           1/07 at 102      BBB-    1,461,658
               Educational and Health
               Facilities Authority,
               Revenue Bonds, Series
               1997 (New Hampshire
               College), 6.200%, 1/01/12

        1,300 State of New Hampshire,        4/02 at 102       AAA    1,349,972
               Turnpike System Revenue
               Bonds, 1992 Series,
               6.000%, 4/01/13

-------------------------------------------------------------------------------
              New York - 9.3%

        2,000 The City University of New    No Opt. Call       AA-    2,200,700
               York, New York,
               Certificates of
               Participation (John Jay
               College of Criminal
               Justice Project
               Refunding), Series 1995A,
               6.000%, 8/15/06

        5,000 Erie County, New York,        12/10 at 103       N/R    2,462,500
               Industrial Development
               Agency, Solid Waste
               Disposal Facility Revenue
               Bonds (1998 CanFibre of
               Lackawanna Project),
               8.875%, 12/01/13
               (Alternative Minimum Tax)


--------------------------------------------------------------------------------
29

                 Portfolio of Investments
                 Nuveen Balanced Municipal and Stock Fund (continued) June 30, 2001

    Principal                               Optional Call
 Amount (000) Description                     Provisions* Ratings** Market Value
--------------------------------------------------------------------------------
              New York (continued)

  $       500 Metropolitan                   No Opt. Call       AA- $    549,800
               Transportation
               Authority, New York,
               Transit Facilities
               Service Contract Bonds,
               Series O, 5.750%,
               7/01/07

          250 The City of New York,      11/06 at 101 1/2         A      269,278
               New York, General
               Obligation Bonds,
               Fiscal 1997 Series D,
               5.875%, 11/01/11

          500 The City of New York,           4/07 at 101         A      546,925
               New York, General
               Obligation Bonds,
               Fiscal 1997 Series I,
               6.000%, 4/15/09

        1,000 The City of New York,           8/07 at 101         A    1,066,100
              New York, General
              Obligation Bonds, Fiscal
              1998 Series D, 5.500%,
              8/01/10

              New York State Dormitory
               Authority, Revenue
               Bonds, City University
               Issue, Series U:
          160  6.375%, 7/01/08 (Pre-          7/02 at 102     A3***      168,851
               refunded to 7/01/02)
          115  6.375%, 7/01/08                7/02 at 102        A3      120,883

        2,000 New York State Thruway          4/06 at 102       AA-    2,167,080
               Authority, Local
               Highway and Bridge
               Service Contract Bonds,
               Series 1996, 5.625%,
               4/01/07

          285 New York State Urban           No Opt. Call       AA-      314,509
               Development
               Corporation, State
               Facilities Revenue
               Bonds, 1995 Refunding
               Series, 6.250%, 4/01/06

        1,700 New York State Urban            1/03 at 102       AA-    1,778,285
               Development
               Corporation, Project
               Revenue Bonds (Cornell
               Center for Theory and
               Simulation in Science
               and Engineering Grant),
               Series 1993, 5.900%,
               1/01/07

        1,430 Empire State Development       No Opt. Call       AA-    1,607,763
               Corporation, New York,
               Urban Development
               Corporation Youth
               Facilities Revenue
               Bonds, Series 1997,
               6.500%, 4/01/07

--------------------------------------------------------------------------------
              North Carolina - 1.7%

        1,920 North Carolina Municipal       No Opt. Call       AAA    2,462,630
               Power Agency Number 1,
               Catawba Electric
               Revenue Bonds, Series
               1980, 10.500%, 1/01/10

--------------------------------------------------------------------------------
              Ohio - 3.5%

        1,750 City of Dayton, Ohio,          No Opt. Call       BBB    1,780,485
               Special Facilities
               Revenue Refunding
               Bonds, 1988 Series C
               (Emery Air Freight
               Corporation and Emery
               Worldwide Airlines,
               Inc. - Guarantors),
               6.050%, 10/01/09

        1,500 County of Lorain, Ohio,         2/08 at 101       BBB    1,402,545
               Health Care Facilities
               Revenue Refunding
               Bonds, Series 1998A
               (Kendal at Oberlin),
               5.375%, 2/01/12

        1,680 Ohio Building Authority,        4/03 at 100       AAA    1,844,556
               State Facilities
               Refunding Bonds, 1982
               Series A (Toledo
               Government Office
               Building), 10.125%,
               10/01/06 (Pre-refunded
               to 4/01/03)

--------------------------------------------------------------------------------
              Oklahoma - 0.8%

        1,000 Oklahoma Industries            No Opt. Call       AAA    1,096,590
               Authority, Health
               System Revenue
               Refunding Bonds
               (Obligated Group
               consisting of INTEGRIS
               Baptist Medical Center,
               Inc., INTEGRIS South
               Oklahoma City Hospital
               Corporation and
               INTEGRIS Rural Health,
               Inc.), Series 1995D,
               6.000%, 8/15/07

--------------------------------------------------------------------------------
              Rhode Island - 1.4%

        1,760 City of Providence,             7/07 at 101       AAA    1,939,731
               Rhode Island, General
               Obligation Bonds, 1997
               Series A, 6.000%,
               7/15/09

--------------------------------------------------------------------------------
              Tennessee - 1.9%

        2,700 The Industrial                 10/03 at 102        A-    2,781,216
               Development Board of
               the City of Cookeville,
               Tennessee, Hospital
               Refunding Revenue
               Bonds, Series 1993
               (Cookeville General
               Hospital Project),
               5.750%, 10/01/10

--------------------------------------------------------------------------------
              Texas - 2.4%

        2,000 Abilene Higher Education       11/08 at 100       Aa3    1,984,020
               Authority, Inc., Texas,
               Student Loan Revenue
               Bonds, Subordinate
               Series 1998B
               (Subordinate Lien Fixed
               Rate Term Bonds),
               5.050%, 7/01/13
               (Alternative Minimum
               Tax)

              City of Austin, Texas,
               Water, Sewer and
               Electric Refunding
               Revenue Bonds, Series
               1982:
            5  14.000%, 11/15/01             No Opt. Call      A***        5,210
           30  14.000%, 11/15/01             No Opt. Call         A       31,207


--------------------------------------------------------------------------------
30

    Principal                             Optional Call
 Amount (000) Description                   Provisions* Ratings** Market Value
------------------------------------------------------------------------------
              Texas (continued)

   $      250 City of San Antonio,          7/06 at 101       AAA $    264,910
               Texas, Airport System
               Improvement Revenue
               Bonds, Series 1996,
               5.700%, 7/01/09
               (Alternative Minimum
               Tax)

          170 Texas Department of           9/06 at 102       AAA      181,339
               Housing and Community
               Affairs, Single Family
               Mortgage Revenue Bonds,
               1996 Series E, 5.750%,
               3/01/10

        1,000 Tyler Health Facilities       7/02 at 100      Baa2      957,440
               Development Corporation,
               Texas, Hospital Revenue
               Bonds, Series 1997A
               (Mother Frances Hospital
               Regional Healthcare
               Center Project), 5.500%,
               7/01/09

------------------------------------------------------------------------------
              Utah - 0.2%

          500 Tooele County, Hazardous      8/05 at 102       N/R       99,375
               Waste Disposal Revenue
               Bonds (Laidlaw Inc/USPCI
               Clive Project), Series
               1995, 6.750%, 8/01/10
               (Alternative Minimum
               Tax) #

          200 State Board of Regents of    11/05 at 102       AAA      214,332
               the State of Utah,
               Student Loan Revenue
               Bonds, 1995 Series N,
               6.000%, 5/01/08
               (Alternative Minimum
               Tax)

------------------------------------------------------------------------------
              Washington - 0.6%

           30 Washington Public Power      No Opt. Call       Aaa       30,020
               Supply System, Nuclear
               Project No. 2 Revenue
               Bonds, Series 1981A,
               14.375%, 7/01/01

          800 Washington Public Power       7/06 at 102       AAA      860,825
               Supply System, Nuclear
               Project No. 3 Refunding
               Revenue Bonds, Series
               1996-A, 5.700%, 7/01/09

------------------------------------------------------------------------------
   $   81,791 Total Municipal Bonds                                 80,725,789
               (cost $82,437,063)
------------------------------------------------------------------------------
------------
              Total Investments (cost                              138,916,544
               $129,936,577) - 97.4%
         ---------------------------------------------------------------------
              Other Assets Less                                      3,732,558
               Liabilities - 2.6%
         ---------------------------------------------------------------------
              Net Assets - 100%                                   $142,649,102
         ---------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.

         ** Ratings (not covered by the report of independent public accoun-tants): Using the higher of Standard & Poor's or Moody's rating.

         *** Securities are backed by an escrow or trust containing sufficient
             U.S. Government or U.S. Government agency securities which en-sures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

         # Non-income producing security. In the case of a bond, non-income producing generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.


         N/R Investment is not rated.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
31

                 Portfolio of Investments
                 Nuveen Balanced Stock and Bond Fund
                 June 30, 2001

 Shares Description                                          Market Value
-------------------------------------------------------------------------
        COMMON STOCKS - 67.6%

        Basic Materials - 1.9%

 25,400 Weyerhaeuser Company                                 $  1,396,238

-------------------------------------------------------------------------
        Capital Goods - 7.9%

 16,500 Caterpillar Inc.                                          825,825

 16,250 Emerson Electric Co.                                      983,125

 13,950 General Dynamics Corporation                            1,085,450

 13,150 Northrop Grumman Corporation                            1,053,315

 27,900 Republic Services, Inc. #                                 553,815

 23,950 Tyco International Ltd.                                 1,305,275

-------------------------------------------------------------------------
        Consumer Cyclicals - 9.2%

 78,400 AT&T Corp. - Liberty Media Corporation - Class A #      1,371,216

 17,450 Gannett Co., Inc.                                       1,149,955

 52,161 Philips Electronics N.V.                                1,378,615

 29,400 Sears, Roebuck and Co.                                  1,243,914

 30,300 Target Corporation                                      1,048,380

 12,650 TRW Inc.                                                  518,650

-------------------------------------------------------------------------
        Consumer Staples - 2.5%

 10,500 Avon Products, Inc.                                       485,940

 23,650 Kimberly-Clark Corporation                              1,322,035

-------------------------------------------------------------------------
        Energy - 5.9%

 49,850 Conoco Inc. - Class B                                   1,440,665

 10,900 Kerr-McGee Corporation                                    722,343

 23,400 Phillips Petroleum Company                              1,333,800

 12,200 Texaco Inc.                                               812,520

-------------------------------------------------------------------------
        Financials - 20.4%

 41,100 The Allstate Corporation                                1,807,989

 25,000 Bank One Corporation                                      895,000

 45,874 Citigroup Inc.                                          2,423,982

 22,650 Fannie Mae                                              1,928,648

 31,300 FleetBoston Financial Corporation                       1,234,785

 26,150 Household International, Inc.                           1,744,205

 29,750 Loews Corporation                                       1,916,793

 55,700 MetLife, Inc.                                           1,725,586

 27,700 Wells Fargo & Company                                   1,286,111

-------------------------------------------------------------------------
        Healthcare - 6.1%

 35,800 Abbott Laboratories                                     1,718,758

 26,250 Bristol-Myers Squibb Company                            1,372,875

 30,316 Pharmacia Corporation                                   1,393,020

--------------------------------------------------------------------------------
32

 Shares Description                                         Market Value
------------------------------------------------------------------------
        Technology - 3.6%

 14,050 Electronic Data Systems Corporation                 $    878,125

 37,400 General Motors Corporation - Class H #                   757,350

  8,650 International Business Machines Corporation (IBM)        977,450

------------------------------------------------------------------------
        Transportation - 1.7%

 31,350 Canadian Pacific Limited                               1,214,813

------------------------------------------------------------------------
        Utilities - 8.4%

 24,300 American Electric Power Company, Inc.                  1,121,931

 34,100 AT&T Wireless Services Inc. #                            557,535

 26,300 Entergy Corporation                                    1,009,657

 25,200 FPL Group, Inc.                                        1,517,292

 19,250 Verizon Communications Inc.                            1,029,875

 64,800 WorldCom, Inc. - WorldCom Group #                        920,159

------------------------------------------------------------------------
        Total Common Stocks (cost $41,571,690)                49,463,015
         ---------------------------------------------------------------
        PREFERRED STOCKS - 1.1%

        Consumer Cyclicals - 1.1%

 24,900 The News Corporation Limited Sponsored ADR               806,760
------------------------------------------------------------------------
        Total Preferred Stocks (cost $450,499)                   806,760
         ---------------------------------------------------------------

--------------------------------------------------------------------------------
33

                 Portfolio of Investments
                 Nuveen Balanced Stock and Bond Fund (continued)
                 June 30, 2001

    Principal
 Amount (000) Description                                          Market Value
-------------------------------------------------------------------------------
              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 28.8%

              U.S. Treasury Bonds - 8.3%

   $    3,825  7.250%, 5/15/16                                     $  4,352,490
        1,670  6.000%, 2/15/26                                        1,688,965

-------------------------------------------------------------------------------
              U.S. Treasury Notes - 20.5%

          585  6.375%, 9/30/01                                          588,784
        2,825  7.500%, 5/15/02                                        2,912,485
        2,625  7.875%, 11/15/04                                       2,874,575
        2,785  6.500%, 5/15/05                                        2,944,567
        2,890  7.000%, 7/15/06                                        3,135,464
        2,500  5.750%, 8/15/10                                        2,558,219
-------------------------------------------------------------------------------
              Total U.S. Government and Agency Obligations (cost     21,055,549
               $20,615,472)
         ----------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 2.0%

        1,500 Dow Chemical Company, Commercial Paper, effective       1,499,828
               yield of 4.14%, 7/02/01
-------------------------------------------------------------------------------
              Total Short-Term Investments (cost $1,499,828)          1,499,828
         ----------------------------------------------------------------------
              Total Investments (cost $64,137,489) - 99.5%           72,825,152
         ----------------------------------------------------------------------
              Other Assets Less Liabilities - 0.5%                      341,431
         ----------------------------------------------------------------------
              Net Assets - 100%                                    $ 73,166,583
         ----------------------------------------------------------------------

         # Non-income producing.






                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
34

                 Portfolio of Investments
                 Nuveen European Value Fund
                 June 30, 2001

 Shares Description                                          Market Value
-------------------------------------------------------------------------
        COMMON STOCKS - 100.0%

        Basic Materials - 4.4%

 11,150 Bayer AG Sponsored ADR                               $    434,204

-------------------------------------------------------------------------
        Consumer Cyclicals - 25.1%

 25,900 AT&T Corp. - Liberty Media Corporation - Class A #        452,991

 14,200 Bayerische Motoren Werke (BMW) AG                         467,536

  5,500 Gucci Group N.V.                                          460,625

 16,900 Orient-Express Hotel Ltd. - Class A #                     372,645

 28,144 Philips Electronics N.V.                                  743,846

-------------------------------------------------------------------------
        Consumer Staples - 9.5%

 10,450 Diageo plc Sponsored ADR                                  459,278

  9,000 Nestle S.A. Sponsored ADR                                 478,204

-------------------------------------------------------------------------
        Energy - 7.8%

 15,400 BP Amoco plc Sponsored ADR                                767,690

-------------------------------------------------------------------------
        Financials - 35.9%

 24,624 ABN AMRO Holding N.V. Sponsored ADR                       466,132

 14,800 Groupe Bruxelles Lambert S.A.                             829,272

  6,850 ING Groep N.V. Sponsored ADR                              451,210

 37,300 Investor AB - Class B                                     475,187

  1,650 Muenchener Rueckversicherungs-Gesellschaft AG             462,961

 77,386 Nordea AB FDR                                             438,848

  3,000 UBS AG #                                                  426,030

-------------------------------------------------------------------------
        Healthcare - 8.1%

  7,500 GlaxoSmithKline plc ADR                                   421,500

  8,250 Pharmacia Corporation                                     379,088

--------------------------------------------------------------------------------
35

                 Portfolio of Investments
                 Nuveen European Value Fund (continued)
                 June 30, 2001

 Shares Description                                    Market Value
--------------------------------------------------------------------
        Utilities - 9.2%

 66,802 Portugal Telecom, SGPS, S.A. Sponsored ADR          461,602

 13,950 Suez S.A.                                           448,679
--------------------------------------------------------------------
        Total Investments (cost $9,499,809) - 100.0%      9,897,528
         -----------------------------------------------------------
        Other Assets Less Liabilities - 0.0%                 (1,646)
         -----------------------------------------------------------
        Net Assets - 100%                              $  9,895,882
         -----------------------------------------------------------

         # Non-income producing.

                           Country Allocation (as a
                         percentage of the fund's net
                                    assets)

                  Netherlands     21.4%
                       ----------------
                  United Kingdom  16.7%
                       ----------------
                  United States   16.5%
                       ----------------
                  Germany         13.8%
                       ----------------
                  Belgium          8.4%
                       ----------------
                  Sweden           4.8%
                       ----------------
                  Switzerland      4.8%
                       ----------------
                  Portugal         4.7%
                       ----------------
                  France           4.5%
                       ----------------
                  Finland          4.4%
                       ----------------





                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
36

                 Statement of Net Assets
                 June 30, 2001

                                 Large-Cap Municipal and   Stock and   European
                                     Value         Stock        Bond      Value
-------------------------------------------------------------------------------
Assets
Investment securities, at
 market value                 $844,923,068 $138,916,544  $72,825,152 $9,897,528
Cash                               559,363           --      298,157    177,279
Receivables:
 Dividends and interest          1,324,050    1,768,914      389,178     29,313
 Investments sold                5,388,806    3,951,751      338,960         --
 Shares sold                       425,388      132,916       17,795         --
Deferred organization assets         7,478        9,808       10,593     44,129
Other assets                       127,633       21,416       16,784      7,715
-------------------------------------------------------------------------------
  Total assets                 852,755,786  144,801,349   73,896,619 10,155,964
-------------------------------------------------------------------------------
Liabilities
Cash overdraft                          --    1,325,753           --         --
Payables:
 Investments purchased           3,523,271      233,950      204,363         --
 Shares redeemed                   728,935      101,480       24,704    133,026
Accrued expenses:
 Management fees                   468,234      151,391       84,588     99,052
 12b-1 distribution and
  service fees                     269,172       64,159       26,031      3,618
 Other                             675,406      108,704       78,508     24,386
Dividends payable                   34,795      166,810      311,842         --
-------------------------------------------------------------------------------
  Total liabilities              5,699,813    2,152,247      730,036    260,082
-------------------------------------------------------------------------------
Net assets                    $847,055,973 $142,649,102  $73,166,583 $9,895,882
-------------------------------------------------------------------------------
Class A Shares
Net assets                    $672,916,594 $ 85,586,331  $49,029,777 $2,354,599
Shares outstanding              27,582,791    3,544,052    1,942,037    127,012
Net asset value and
 redemption price per share   $      24.40 $      24.15  $     25.25 $    18.54
Offering price per share
 (net asset value per share
 plus
 maximum sales charge of
 5.75% of offering price)     $      25.89 $      25.62  $     26.79 $    19.67
-------------------------------------------------------------------------------
Class B Shares
Net assets                    $ 91,117,348 $ 41,641,025  $12,242,775 $2,722,803
Shares outstanding               3,766,036    1,683,084      484,946    148,048
Net asset value, offering
 and redemption price per
 share                        $      24.19 $      24.74  $     25.25 $    18.39
-------------------------------------------------------------------------------
Class C Shares
Net assets                    $ 63,834,518 $ 14,302,119  $ 6,497,820 $  641,530
Shares outstanding               2,642,213      578,593      257,242     34,891
Net asset value, offering
 and redemption price per
 share                        $      24.16 $      24.72  $     25.26 $    18.39
-------------------------------------------------------------------------------
Class R Shares
Net assets                    $ 19,187,513 $  1,119,627  $ 5,396,211 $4,176,950
Shares outstanding                 784,346       46,856      213,815    224,913
Net asset value, offering
 and redemption price per
 share                        $      24.46 $      23.90  $     25.24 $    18.57
-------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
37

                 Statement of Operations
                 Year Ended June 30, 2001


                             Large-Cap  Municipal and   Stock and     European
                                 Value          Stock        Bond        Value
-------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign
 tax expense of $273,028,
 $20,692, $15,866 and
 $32,254, respectively)    $14,943,839    $ 1,098,231  $  878,628  $   229,595
Interest                     1,689,306      5,142,249   1,669,135           --
-------------------------------------------------------------------------------
Total investment income     16,633,145      6,240,480   2,547,763      229,595
-------------------------------------------------------------------------------
Expenses
Management fees              7,008,924      1,105,895     555,178      109,489
12b-1 service fees -
  Class A                    1,693,475        223,174     126,795        7,105
12b-1 distribution and
 service fees - Class B        923,472        431,236     117,175       31,456
12b-1 distribution and
 service fees - Class C        609,264        143,325      64,876        7,888
Shareholders' servicing
 agent fees and expenses     1,489,088        162,765     109,887       15,634
Custodian's fees and
 expenses                      163,760         84,136      77,748       29,819
Trustees' fees and
 expenses                       99,738         16,095      11,501        1,439
Professional fees              143,745         22,294      18,824       12,971
Shareholders' reports -
  printing and mailing
 expenses                      210,339          4,207       3,176        5,733
Federal and state
 registration fees              63,802         44,983      36,897       29,798
Amortization of deferred
 organization costs             36,000         36,000      36,000       32,000
Other expenses                  38,410         12,091       5,086          610
-------------------------------------------------------------------------------
Total expenses before
 custodian fee credit and
 expense reimbursement      12,480,017      2,286,201   1,163,143      283,942
 Custodian fee credit          (57,367)        (8,690)     (7,466)      (1,169)
 Expense reimbursement        (117,869)       (18,179)   (117,308)     (87,771)
-------------------------------------------------------------------------------
Net expenses                12,304,781      2,259,332   1,038,369      195,002
-------------------------------------------------------------------------------
Net investment income        4,328,364      3,981,148   1,509,394       34,593
-------------------------------------------------------------------------------
Realized and Unrealized
 Gain (Loss) from
 Investments
Net realized gain (loss)
 from investment
 transactions               (8,527,624)       474,092    (183,028)    (891,069)
Net change in unrealized
 appreciation or
 depreciation of
 investments                92,490,517      6,163,201   5,855,680     (597,727)
-------------------------------------------------------------------------------
Net gain (loss) from
 investments                83,962,893      6,637,293   5,672,652   (1,488,796)
-------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                $88,291,257    $10,618,441  $7,182,046  $(1,454,203)
-------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
38

                 Statement of Changes in Net Assets

                                Large-Cap Value            Municipal and Stock
                          ----------------------------  --------------------------
                             Year Ended     Year Ended    Year Ended    Year Ended
                                6/30/01        6/30/00       6/30/01       6/30/00
-----------------------------------------------------------------------------------
Operations
Net investment income     $   4,328,364  $   6,647,251  $  3,981,148  $  4,851,052
Net realized gain (loss)
 from investment
 transactions                (8,527,624)    78,196,283       474,092     6,680,397
Net change in unrealized
 appreciation or
 depreciation of
 investments                 92,490,517   (134,957,559)    6,163,201   (13,985,582)
-----------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                  88,291,257    (50,114,025)   10,618,441    (2,454,133)
-----------------------------------------------------------------------------------
Distributions to
 Shareholders
From undistributed net
 investment income:
 Class A                     (5,752,509)    (7,504,717)   (3,126,204)   (3,577,517)
 Class B                        (66,677)      (245,079)     (849,513)     (869,308)
 Class C                        (44,578)      (126,515)     (281,418)     (326,338)
 Class R                       (203,793)      (222,288)      (45,142)      (42,783)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                    (62,036,221)   (30,549,212)   (3,993,405)     (496,300)
 Class B                     (8,442,715)    (4,159,620)   (1,887,874)     (222,282)
 Class C                     (5,623,621)    (2,042,685)     (626,375)      (87,759)
 Class R                     (1,656,756)      (709,668)      (49,431)       (4,836)
-----------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders               (83,826,870)   (45,559,784)  (10,859,362)   (5,627,123)
-----------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                   79,171,942    101,938,343    11,962,862    19,407,372
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions               53,886,294     28,852,919     7,027,448     3,291,735
-----------------------------------------------------------------------------------
                            133,058,236    130,791,262    18,990,310    22,699,107
Cost of shares redeemed    (126,300,061)  (145,978,842)  (31,227,749)  (57,805,189)
-----------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from Fund
 share transactions           6,758,175    (15,187,580)  (12,237,439)  (35,106,082)
-----------------------------------------------------------------------------------
Net increase (decrease)
 in net assets               11,222,562   (110,861,389)  (12,478,360)  (43,187,338)
Net assets at the
 beginning of year          835,833,411    946,694,800   155,127,462   198,314,800
-----------------------------------------------------------------------------------
Net assets at the end of
 year                     $ 847,055,973  $ 835,833,411  $142,649,102  $155,127,462
-----------------------------------------------------------------------------------
Balance of undistributed
 net investment income
 at the end of year       $   1,335,114  $   3,074,307  $    319,253  $    640,382
-----------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
39

                               Stock and Bond             European Value
                          --------------------------  ------------------------
                            Year Ended    Year Ended   Year Ended   Year Ended
                               6/30/01       6/30/00      6/30/01      6/30/00
-------------------------------------------------------------------------------
Operations
Net investment income     $  1,509,394  $  2,114,483  $    34,593  $    82,538
Net realized gain (loss)
 from investment
 transactions                 (183,028)    5,523,658     (891,069)   1,836,797
Net change in unrealized
 appreciation or
 depreciation of
 investments                 5,855,680    (8,995,519)    (597,727)     (32,334)
-------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                  7,182,046    (1,357,378)  (1,454,203)   1,887,001
-------------------------------------------------------------------------------
Distributions to
 Shareholders
From undistributed net
 investment income:
 Class A                    (1,133,158)   (1,568,157)     (24,253)     (30,095)
 Class B                      (175,731)     (245,431)      (1,555)      (5,021)
 Class C                       (96,121)     (143,080)        (344)      (1,092)
 Class R                      (128,449)     (137,173)     (55,294)     (49,434)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                    (3,655,370)   (2,146,376)    (273,483)     (17,974)
 Class B                      (816,503)     (477,311)    (292,124)     (16,300)
 Class C                      (451,379)     (278,764)     (74,185)      (3,569)
 Class R                      (368,528)     (162,756)    (455,260)     (22,473)
-------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders               (6,825,239)   (5,159,048)  (1,176,498)    (145,958)
-------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                   9,075,897    10,886,010    8,421,999    2,541,787
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions               4,661,808     3,505,664      604,569       69,293
-------------------------------------------------------------------------------
                            13,737,705    14,391,674    9,026,568    2,611,080
Cost of shares redeemed    (15,842,494)  (24,915,310)  (9,653,711)  (2,452,341)
-------------------------------------------------------------------------------
Net increase (decrease)
 in assets from Fund
 share transactions         (2,104,789)  (10,523,636)    (627,143)     158,739
-------------------------------------------------------------------------------
Net increase (decrease)
 in net assets              (1,747,982)  (17,040,062)  (3,257,844)   1,899,782
Net assets at the
 beginning of year          74,914,565    91,954,627   13,153,726   11,253,944
-------------------------------------------------------------------------------
Net assets at the end of
 year                     $ 73,166,583  $ 74,914,565  $ 9,895,882  $13,153,726
-------------------------------------------------------------------------------
Balance of undistributed
 net investment income
 at the end of year       $     10,194  $     34,259  $     7,709  $    73,516
-------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
40

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust com-prises the Nuveen Large-Cap Value Fund ("Large-Cap Value"), the Nuveen Bal-anced Municipal and Stock Fund ("Municipal and Stock"), the Nuveen Balanced Stock and Bond Fund ("Stock and Bond") and the Nuveen European Value Fund ("European Value") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1996.

Effective January 2, 2001, the Nuveen Growth and Income Stock Fund changed its name to the Nuveen Large-Cap Value Fund. Large-Cap Value invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securi-ties, the Fund may invest in cash equivalents and short-term fixed income in-vestments in order to preserve capital or to enhance returns or as a temporary defensive measure.

Municipal and Stock invests in a mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

Stock and Bond invests in a mix of equities, taxable bonds and cash equiva-lents for capital growth, capital preservation and current income. During tem-porary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

European Value invests primarily in a diversified portfolio of stocks of es-tablished, well-known European companies with at least $1 billion in market capitalization and seeks to provide over time a superior total return with moderated risk. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term investments as a temporary defensive measure. The Fund may invest in a variety of European securities, including American Depository Receipts ("ADRs") and other types of depository receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European com-panies that may or may not be publicly traded in the U.S.; and debt obliga-tions issued or guaranteed by European governments, their agencies, authori-ties or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are pri-marily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securi-ties exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily avail-able (which is usually the case for municipal bonds), the pricing service es-tablishes fair market value based on prices of comparable securities. Tempo-rary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value. If it is determined that market prices for a secu-rity are unavailable or inappropriate, the Board of Trustees of the Funds, may establish a fair value for the security.

Equity securities in the Funds are typically priced at 4:00 p.m. eastern time. Due to technical difficulties in the NASDAQ system on June 29, 2001, which re-sulted in no available prices at 4:00 p.m. eastern time, the NASDAQ market re-mained open one additional hour. Consequently, all NASDAQ traded securities held by the Funds on June 29, 2001 were priced using the 5:00 p.m. eastern time closing price.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their delayed delivery and/or when-issued pur-chase commitments. At June 30, 2001, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is deter-mined on the basis of interest accrued, adjusted for accretion of discounts and in the case of Municipal and Stock, amortization of premiums.

Dividends and Distributions to Shareholders
Net ordinary taxable income is declared and distributed to shareholders annu-ally for Large-Cap Value, Municipal and Stock, and European Value and quar-terly for Stock and Bond. Tax-exempt net investment income is declared and distributed to shareholders monthly for Municipal and Stock. Net realized cap-ital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

-------------------------------------------------------------------------------
41

Distributions to shareholders of net investment income and net realized capi-tal gains are recorded on the ex-dividend date. The amount and timing of dis-tributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differ-ences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Funds intend to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no fed-eral tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid by Municipal and Stock Fund during the fiscal year ended June 30, 2001, have been designated Exempt Inter-est Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor pur-chasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur an-nual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchase only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are au-thorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2001.

Expense Allocation
Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which pres-ently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Deferred Organization Costs
Each Fund's costs incurred in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month pe-riod beginning August 7, 1996 for Large-Cap Value, Municipal and Stock, and Stock and Bond and May 29, 1998, for European Value. If any of the initial shares of the Fund are redeemed during this period, the proceeds of the re-demption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Foreign Currency Translations
To the extent that European Value invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its cur-rency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denomi-nated in foreign currencies are converted into U.S. dollars on a spot (i.e.
cash) basis at the spot rate prevailing in the foreign currency exchange mar-ket at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net real-ized and unrealized gain (loss) on investments.

Foreign Currency Transactions
European Value may engage in foreign currency exchange transactions in connec-tion with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward, options and futures contracts. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin de-posit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In ad-dition, the Fund may segregate assets to cover its futures contracts obliga-tions.


-------------------------------------------------------------------------------
42

The objective of European Value's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency de-nominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency for-ward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contrac-tual amounts of forward foreign currency exchange contracts does not necessar-ily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of June 30, 2001, there were no open foreign currency forward, options or futures contracts.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

2. Fund Shares

Transactions in Fund shares were as follows:

                                          Large-Cap Value
                         ----------------------------------------------------
                            Year Ended 6/30/01         Year Ended 6/30/00
                         -------------------------  -------------------------
                             Shares         Amount      Shares         Amount
------------------------------------------------------------------------------
Shares sold:
 Class A                  2,021,640  $  49,282,356   1,761,871  $  44,811,297
 Class B                    471,315     11,503,762     967,092     24,522,740
 Class C                    671,872     16,522,737   1,135,150     28,507,655
 Class R                     75,475      1,863,087     161,754      4,096,651
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                  1,825,369     43,898,972     962,657     24,267,663
 Class B                    215,007      5,103,199     105,666      2,637,854
 Class C                    130,554      3,094,848      42,467      1,058,472
 Class R                     74,103      1,789,275      35,163        888,930
------------------------------------------------------------------------------
                          5,485,335    133,058,236   5,171,820    130,791,262
------------------------------------------------------------------------------
Shares redeemed:
 Class A                 (3,770,156)   (93,738,400) (4,534,195)  (114,268,646)
 Class B                   (780,031)   (19,228,576)   (754,744)   (18,838,768)
 Class C                   (451,634)   (11,186,544)   (416,410)   (10,390,237)
 Class R                    (86,533)    (2,146,541)    (98,505)    (2,481,191)
------------------------------------------------------------------------------
                         (5,088,354)  (126,300,061) (5,803,854)  (145,978,842)
------------------------------------------------------------------------------
Net increase (decrease)     396,981  $   6,758,175    (632,034) $ (15,187,580)
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
43


                                       Municipal and Stock
                         --------------------------------------------------
                           Year Ended 6/30/01        Year Ended 6/30/00
                         ------------------------  ------------------------
                             Shares        Amount      Shares        Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                    197,329  $  4,811,115     404,996  $  9,963,144
 Class B                    184,352     4,588,076     248,954     6,223,578
 Class C                     98,436     2,453,450     117,947     2,957,347
 Class R                      4,647       110,221      10,768       263,303
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    209,838     5,081,459     104,555     2,584,344
 Class B                     57,082     1,404,132      19,984       503,090
 Class C                     19,242       472,733       6,904       172,438
 Class R                      2,878        69,124       1,298        31,863
----------------------------------------------------------------------------
                            773,804    18,990,310     915,406    22,699,107
----------------------------------------------------------------------------
Shares redeemed:
 Class A                   (704,530)  (17,270,818) (1,537,171)  (37,787,854)
 Class B                   (411,893)  (10,281,141)   (470,498)  (11,702,549)
 Class C                   (140,308)   (3,513,505)   (323,269)   (8,007,667)
 Class R                     (6,732)     (162,285)    (12,681)     (307,119)
----------------------------------------------------------------------------
                         (1,263,463)  (31,227,749) (2,343,619)  (57,805,189)
----------------------------------------------------------------------------
Net increase (decrease)    (489,659) $(12,237,439) (1,428,213) $(35,106,082)
----------------------------------------------------------------------------

                                         Stock and Bond
                         --------------------------------------------------
                           Year Ended 6/30/01        Year Ended 6/30/00
                         ------------------------  ------------------------
                             Shares        Amount      Shares        Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                    160,956  $  4,094,887     208,394  $  5,424,708
 Class B                    115,735     2,948,417      92,046     2,420,178
 Class C                     56,517     1,434,687      91,257     2,385,624
 Class R                     23,234       597,906      25,474       655,500
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    136,088     3,415,832     104,968     2,725,992
 Class B                     22,890       573,223      14,345       371,683
 Class C                      7,913       198,210       5,005       129,615
 Class R                     18,905       474,543      10,719       278,374
----------------------------------------------------------------------------
                            542,238    13,737,705     552,208    14,391,674
----------------------------------------------------------------------------
Shares redeemed:
 Class A                   (437,176)  (11,217,890)   (714,987)  (18,543,074)
 Class B                    (98,109)   (2,514,230)   (134,944)   (3,482,397)
 Class C                    (69,770)   (1,803,185)    (96,385)   (2,477,972)
 Class R                    (11,917)     (307,189)    (16,156)     (411,867)
----------------------------------------------------------------------------
                           (616,972)  (15,842,494)   (962,472)  (24,915,310)
----------------------------------------------------------------------------
Net increase (decrease)     (74,734) $ (2,104,789)   (410,264) $(10,523,636)
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
44


                                            European Value
                               --------------------------------------------
                                Year Ended 6/30/01     Year Ended 6/30/00
                               ---------------------  ---------------------
                                 Shares       Amount    Shares       Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                        199,493  $ 3,828,394    43,145  $   963,730
 Class B                         17,918      364,919    24,436      554,536
 Class C                         53,439      988,604     7,549      171,403
 Class R                        172,034    3,240,082    36,974      852,118
Shares issued to shareholders
 due to reinvestment of
 distributions:
 Class A                         11,142      218,311     1,478       34,370
 Class B                          9,584      185,017       562       12,755
 Class C                          1,605       30,959        77        1,748
 Class R                          8,655      170,282       875       20,420
----------------------------------------------------------------------------
                                473,870    9,026,568   115,096    2,611,080
----------------------------------------------------------------------------
Shares redeemed:
 Class A                       (228,093)  (4,420,106)  (62,628)  (1,406,509)
 Class B                        (31,307)    (635,102)  (29,349)    (659,593)
 Class C                        (57,621)  (1,072,029)   (5,642)    (120,771)
 Class R                       (186,413)  (3,526,474)  (11,818)    (265,468)
----------------------------------------------------------------------------
                               (503,434)  (9,653,711) (109,437)  (2,452,341)
----------------------------------------------------------------------------
Net increase (decrease)         (29,564) $  (627,143)    5,659  $   158,739
----------------------------------------------------------------------------

3. Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 2001, to shareholders of record on July 9, 2001, as follows:

                     Municipal
                     and Stock
------------------------------
Dividend per share:
 Class A                $.0500
 Class B                 .0355
 Class C                 .0355
 Class R                 .0545
------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. Gov-ernment and agency obligations and short-term investments for the fiscal year ended June 30, 2001, were as follows:

                                 Large-Cap   Municipal    Stock and    European
                                     Value   and Stock         Bond       Value
-------------------------------------------------------------------------------
Purchases:
 Investment securities      $  739,371,474 $54,550,925 $ 48,849,133 $28,934,131
 U.S. Government and agency
  obligations                2,420,123,251          --  275,406,345          --
 Short-term investments      2,323,107,679   3,000,000  201,307,537          --
Sales and maturities:
 Investment securities         800,099,610  76,557,757   47,967,553  29,903,386
 U.S. Government and agency
  obligations                2,420,650,000          --  285,359,568          --
 Short-term investments      2,347,429,915   3,000,000  199,850,000          --
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
45

At June 30, 2001, the cost of investments owned for federal income tax pur-poses were as follows:

                            Large-Cap     Municipal    Stock and     European
                                Value     and Stock         Bond        Value
------------------------------------------------------------------------------
                         $721,401,099  $130,267,264  $64,645,451  $10,265,169
------------------------------------------------------------------------------

At June 30, 2001, Large-Cap Value and European Value had unused capital loss carryforwards of $8,474,499 and $254,863, respectively, available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire in the year 2009.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at June 30, 2001, were as follows:

                            Large-Cap     Municipal    Stock and     European
                                Value     and Stock         Bond        Value
------------------------------------------------------------------------------
Gross unrealized:
 appreciation            $145,072,472   $13,934,078  $ 9,720,471    $ 538,732
 depreciation             (21,550,503)   (5,284,798)  (1,540,770)    (906,373)
------------------------------------------------------------------------------
Net unrealized
 appreciation
 (depreciation)          $123,521,969   $ 8,649,280  $ 8,179,701    $(367,641)
------------------------------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Funds' investment management agreement with Nuveen Institutional Ad-visory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen
Company, the Funds pay an annual management fee, payable monthly, which is based upon the average daily net assets of the Funds as follows:

                            Large-Cap     Municipal    Stock and     European
                                Value     and Stock         Bond        Value
------------------------------------------------------------------------------
For the first $125
 million                   .8500 of 1%   .7500 of 1%  .7500 of 1%  .9500 of 1%
For the next $125
 million                   .8375 of 1    .7375 of 1   .7375 of 1   .9375 of 1
For the next $250
 million                   .8250 of 1    .7250 of 1   .7250 of 1   .9250 of 1
For the next $500
 million                   .8125 of 1    .7125 of 1   .7125 of 1   .9125 of 1
For the next $1 billion    .8000 of 1    .7000 of 1   .7000 of 1   .9000 of 1
For net assets over $2
 billion                   .7750 of 1    .6750 of 1   .6750 of 1   .8750 of 1
------------------------------------------------------------------------------

The Adviser had agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 dis-tribution or service fees and extraordinary expenses) from exceeding 1.05% of the average daily net assets of Large-Cap Value, .95% of the average daily net assets of Municipal and Stock, and Stock and Bond, and 1.30% of the average daily net assets of European Value. Effective August 1, 2000 through July 31,
2002, the Adviser agreed to waive fees and reimburse expenses in order to pre-vent total operating expenses (excluding 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.00% of the average daily net as-sets of Municipal and Stock, and Stock and Bond, and 1.30% of the average daily net assets of European Value.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has en-tered into a Sub-Advisory Agreement with Institutional Capital Corporation
("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the investment portfolio of Large-Cap Value, Stock and Bond, and European Value, as well as the equity portion of Municipal and Stock's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Ad-viser.

During the fiscal year ended June 30, 2001, Nuveen Investments (the "Distribu-tor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                            Large-Cap     Municipal    Stock and     European
                                Value     and Stock         Bond        Value
------------------------------------------------------------------------------
Sales charges collected      $303,008       $86,942      $29,936       $1,195
Paid to authorized
 dealers                      267,890        76,088       26,350        1,055
------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substan-tially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

-------------------------------------------------------------------------------
46

During the fiscal year ended June 30, 2001, the Distributor compensated autho-rized dealers directly with commission advances at the time of purchase as follows:

                             Large-Cap     Municipal   Stock and     European
                                 Value     and Stock        Bond        Value
------------------------------------------------------------------------------
Commission advances           $408,557      $169,134     $71,748      $15,210
------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 serv-ice fees collected on Class B Shares during the first year following a pur-chase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2001, the Distributor retained such 12b-1 fees as follows:

                             Large-Cap     Municipal   Stock and     European
                                 Value     and Stock        Bond        Value
------------------------------------------------------------------------------
12b-1 fees retained           $920,258      $350,696    $101,465      $26,297
------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate autho-rized dealers for providing services to shareholders relating to their invest-ments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2001, as follows:

                             Large-Cap     Municipal   Stock and     European
                                 Value     and Stock        Bond        Value
------------------------------------------------------------------------------
CDSC retained                 $413,973      $210,506     $57,179      $13,075
------------------------------------------------------------------------------

At June 30, 2001, The John Nuveen Company owned 1,250 shares of European Val-ue's Class A, B and C and 146,250 shares of European Value's Class R.

7. Composition of Net Assets

At June 30, 2001, the Funds had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

                             Large-Cap     Municipal   Stock and     European
                                 Value     and Stock        Bond        Value
------------------------------------------------------------------------------
Capital paid-in           $730,673,388  $133,321,873 $64,949,987  $10,510,677
Balance of undistributed
 net investment income       1,335,114       319,253      10,194        7,709
Accumulated net realized
 gain (loss) from
 investment transactions   (15,150,902)       28,009    (481,261)  (1,020,223)
Net unrealized
 appreciation of
 investments               130,198,373     8,979,967   8,687,663      397,719
------------------------------------------------------------------------------
Net assets                $847,055,973  $142,649,102 $73,166,583  $ 9,895,882
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
47

8. Investment Composition

At June 30, 2001, the revenue sources expressed as a percent of total invest-ments were as follows:

                                   Large-Cap  Municipal  Stock and  European
                                       Value  and Stock       Bond     Value
-----------------------------------------------------------------------------
Basic Materials                            5%         1%         4%        4%
Capital Goods                             11          5          8        --
Consumer Cyclicals                        15          6         10        25
Consumer Staples                           4          2          2         9
Education and Civic Organizations         --          6         --        --
Energy                                     8          4          6         8
Financials                                29         13         21        37
Healthcare                                 9         10          6         8
Housing/Multifamily                       --          2         --        --
Housing/Single Family                     --          3         --        --
Tax Obligation/General                    --          3         --        --
Tax Obligation/Limited                    --          7         --        --
Technology                                 5          2          4        --
Transportation                             2          8          2        --
U.S. Guaranteed                           --          6         29        --
Utilities                                 12         20          8         9
Other                                     --          2         --        --
-----------------------------------------------------------------------------
                                         100%       100%       100%      100%
-----------------------------------------------------------------------------

29% of the municipal bonds owned by Municipal and Stock are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

-------------------------------------------------------------------------------
48

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations        Less Distributions
                          ---------------------------  ------------------------
LARGE-CAP VALUE
                                          Net
                                    Realized/
                                   Unrealized
               Beginning      Net     Invest-              Net                   Ending
                     Net  Invest-        ment          Invest-                      Net
Year Ended         Asset     ment        Gain             ment  Capital           Asset     Total
June 30,           Value   Income      (Loss)   Total   Income    Gains   Total   Value Return(a)
--------------------------------------------------------------------------------------------------
Class A (8/96)
 2001           $   24.35   $ .16      $ 2.49  $ 2.65    $(.21)  $(2.39) $(2.60) $24.40     11.02%
 2000               27.07     .22       (1.62)  (1.40)    (.25)   (1.07)  (1.32)  24.35     (5.33)
 1999               26.50     .19        2.64    2.83     (.04)   (2.22)  (2.26)  27.07     12.37
 1998               24.01     .26        4.55    4.81     (.25)   (2.07)  (2.32)  26.50     21.59
 1997(d)**          17.96     .30        6.18    6.48     (.20)    (.23)   (.43)  24.01     36.30
Class B (8/96)
 2001               24.17    (.03)       2.46    2.43     (.02)   (2.39)  (2.41)  24.19     10.23
 2000               26.87     .03       (1.60)  (1.57)    (.06)   (1.07)  (1.13)  24.17     (5.97)
 1999               26.47     .01        2.61    2.62       --    (2.22)  (2.22)  26.87     11.52
 1998               24.00     .10        4.51    4.61     (.07)   (2.07)  (2.14)  26.47     20.70
 1997(d)**          17.97     .21        6.13    6.34     (.08)    (.23)   (.31)  24.00     35.37
Class C (8/96)
 2001               24.13    (.03)       2.47    2.44     (.02)   (2.39)  (2.41)  24.16     10.24
 2000               26.84     .03       (1.61)  (1.58)    (.06)   (1.07)  (1.13)  24.13     (5.97)
 1999               26.43     .01        2.62    2.63       --    (2.22)  (2.22)  26.84     11.58
 1998               23.98     .10        4.49    4.59     (.07)   (2.07)  (2.14)  26.43     20.63
 1997(d)**          17.97     .21        6.11    6.32     (.08)    (.23)   (.31)  23.98     35.26
Class R (8/96)
 2001               24.41     .22        2.49    2.71     (.27)   (2.39)  (2.66)  24.46     11.24
 2000               27.14     .28       (1.62)  (1.34)    (.32)   (1.07)  (1.39)  24.41     (5.13)
 1999               26.52     .24        2.67    2.91     (.07)   (2.22)  (2.29)  27.14     12.71
 1998               24.02     .32        4.56    4.88     (.31)   (2.07)  (2.38)  26.52     21.91
 1997(d)**          17.96     .30        6.24    6.54     (.25)    (.23)   (.48)  24.02     36.65
--------------------------------------------------------------------------------------------------
Class (Inception Date)
                                   Ratios/Supplemental Data
             -------------------------------------------------------------------------------
                       Before Credit/            After          After Credit/
                       Reimbursement        Reimbursement(b)   Reimbursement(c)
LARGE-CAP VALUE       --------------------- ------------------ ------------------
                                  Ratio                 Ratio              Ratio
                                 of Net                of Net             of Net
                                Invest-               Invest-            Invest-
                      Ratio of     ment     Ratio of     ment  Ratio of     ment
                      Expenses   Income     Expenses   Income  Expenses   Income
               Ending       to       to           to       to        to       to
                  Net  Average  Average      Average  Average   Average  Average  Portfolio
Year Ended     Assets      Net      Net          Net      Net       Net      Net   Turnover
June 30,        (000)   Assets   Assets       Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (8/96)
 2001        $672,917     1.34%       .62%      1.33%     .63%     1.32%     .64%        90%
 2000         669,651     1.34        .82       1.30      .85      1.30      .86        155
 1999         793,546     1.28        .72       1.24      .76      1.24      .76        134
 1998         790,063     1.36        .88       1.20     1.04      1.20     1.04        131
 1997(d)**    616,209     1.28*      1.45*      1.20*    1.53*     1.20*    1.53*       110
Class B (8/96)
 2001          91,117     2.09       (.13)      2.08     (.11)     2.07     (.11)        90
 2000          93,275     2.09        .08       2.06      .11      2.05      .12        155
 1999          95,174     2.03       (.01)      1.99      .03      1.99      .03        134
 1998          71,909     2.11        .22       1.95      .38      1.95      .38        131
 1997(d)**     10,664     2.03*       .95*      1.95*    1.03*     1.95*    1.03*       110
Class C (8/96)
 2001          63,835     2.09       (.14)      2.07     (.13)     2.07     (.12)        90
 2000          55,303     2.11        .06       2.07      .09      2.05      .10        155
 1999          41,071     2.02        .01       1.98      .04      1.98      .04        134
 1998          21,426     2.11        .23       1.95      .39      1.95      .39        131
 1997(d)**      3,630     2.03*       .96*      1.95*    1.04*     1.95*    1.04*       110
Class R (8/96)
 2001          19,188     1.09        .86       1.08      .88      1.07      .88         90
 2000          17,604     1.10       1.06       1.06     1.09      1.05     1.10        155
 1999          16,904     1.03        .96        .99     1.00       .99     1.00        134
 1998          18,335     1.11       1.10        .95     1.26       .95     1.26        131
 1997(d)**     15,647     1.47*      1.04*       .95*    1.56*      .95*    1.56*       110
--------------------------------------------------------------------------------------------------

* Annualized.
** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
49

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                           Investment Operations       Less Distributions
                          -------------------------  ------------------------
MUNICIPAL AND STOCK
                                         Net
                                   Realized/
                                  Unrealized
               Beginning      Net    Invest-             Net                   Ending
                     Net  Invest-       ment         Invest-                      Net
Year Ended         Asset     ment       Gain            ment  Capital           Asset     Total
June 30,           Value   Income     (Loss)  Total   Income    Gains   Total   Value Return(a)
------------------------------------------------------------------------------------------------
Class A (8/96)
 2001          $    24.31    $.73      $1.09  $1.82    $(.85)  $(1.13) $(1.98) $24.15      7.60%
 2000               25.45     .74       (.96)  (.22)    (.81)    (.11)   (.92)  24.31      (.83)
 1999               25.46     .62        .70   1.32     (.65)    (.68)  (1.33)  25.45      5.49
 1998               23.11     .67       2.66   3.33     (.61)    (.37)   (.98)  25.46     14.71
 1997(d)            20.00     .56       3.02   3.58     (.42)    (.05)   (.47)  23.11     18.05
Class B (8/96)
 2001               24.70     .56       1.10   1.66     (.49)   (1.13)  (1.62)  24.74      6.85
 2000               25.65     .57       (.97)  (.40)    (.44)    (.11)   (.55)  24.70     (1.57)
 1999               25.53     .46        .68   1.14     (.34)    (.68)  (1.02)  25.65      4.71
 1998               23.11     .49       2.67   3.16     (.37)    (.37)   (.74)  25.53     13.91
 1997(d)            20.00     .40       3.04   3.44     (.28)    (.05)   (.33)  23.11     17.32
Class C (8/96)
 2001               24.68     .56       1.10   1.66     (.49)   (1.13)  (1.62)  24.72      6.86
 2000               25.63     .57       (.97)  (.40)    (.44)    (.11)   (.55)  24.68     (1.57)
 1999               25.51     .45        .69   1.14     (.34)    (.68)  (1.02)  25.63      4.71
 1998               23.10     .49       2.66   3.15     (.37)    (.37)   (.74)  25.51     13.87
 1997(d)            20.00     .40       3.03   3.43     (.28)    (.05)   (.33)  23.10     17.27
Class R (8/96)
 2001               24.13     .78       1.09   1.87     (.97)   (1.13)  (2.10)  23.90      7.84
 2000               25.33     .80       (.96)  (.16)    (.93)    (.11)  (1.04)  24.13      (.64)
 1999               25.39     .68        .71   1.39     (.77)    (.68)  (1.45)  25.33      5.81
 1998               23.11     .72       2.66   3.38     (.73)    (.37)  (1.10)  25.39     14.94
 1997(d)            20.00     .61       3.03   3.64     (.48)    (.05)   (.53)  23.11     18.38
------------------------------------------------------------------------------------------------
Class (Inception Date)
                                  Ratios/Supplemental Data
            -------------------------------------------------------------------------------
                      Before Credit/            After          After Credit/
                      Reimbursement        Reimbursement(b)   Reimbursement(c)
MUNICIPAL AND STOCK  --------------------- ------------------ ------------------
                                 Ratio                 Ratio              Ratio
                                of Net                of Net             of Net
                               Invest-               Invest-            Invest-
                     Ratio of     ment     Ratio of     ment  Ratio of     ment
                     Expenses   Income     Expenses   Income  Expenses   Income
              Ending       to       to           to       to        to       to
                 Net  Average  Average      Average  Average   Average  Average  Portfolio
Year Ended    Assets      Net      Net          Net      Net       Net      Net   Turnover
June 30,       (000)   Assets   Assets       Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------
Class A (8/96)
 2001       $ 85,586     1.26%      2.96%      1.24%    2.98%     1.24%    2.98%        37%
 2000         93,400     1.26       2.95       1.21     3.01      1.20     3.02         53
 1999        123,917     1.23       2.49       1.19     2.52      1.19     2.52         52
 1998        117,005     1.36       2.47       1.10     2.73      1.10     2.73         87
 1997(d)      79,952     1.58*      2.31*      1.10*    2.79*     1.10*    2.79*        32
Class B (8/96)
 2001         41,641     2.01       2.22       1.99     2.23      1.99     2.23         37
 2000         45,779     2.01       2.20       1.96     2.26      1.95     2.27         53
 1999         52,718     1.98       1.80       1.94     1.83      1.94     1.83         52
 1998         32,384     2.10       1.71       1.85     1.96      1.85     1.96         87
 1997(d)       2,051     2.22*      1.62*      1.85*    1.99*     1.85*    1.99*        32
Class C (8/96)
 2001         14,302     2.01       2.22       1.99     2.23      1.99     2.23         37
 2000         14,837     2.01       2.21       1.96     2.27      1.95     2.28         53
 1999         20,498     1.98       1.76       1.94     1.80      1.94     1.80         52
 1998         14,908     2.11       1.71       1.85     1.97      1.85     1.97         87
 1997(d)       1,559     2.29*      1.53*      1.85*    1.97*     1.85*    1.97*        32
Class R (8/96)
 2001          1,120     1.01       3.21       1.00     3.22       .99     3.23         37
 2000          1,111     1.01       3.20        .96     3.26       .95     3.26         53
 1999          1,182      .98       2.72        .94     2.76       .94     2.77         52
 1998          1,353     1.11       2.73        .85     2.99       .85     2.99         87
 1997(d)       6,963     2.05*      1.96*       .85*    3.16*      .85*    3.16*        32
------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
50

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                       Investment Operations       Less Distributions
                      -------------------------  ------------------------
STOCK AND BOND
                                     Net
                               Realized/
                              Unrealized
            Beginning     Net    Invest-             Net                   Ending             Ending
                  Net Invest-       ment         Invest-                      Net                Net
Year Ended      Asset    ment       Gain            ment  Capital           Asset     Total   Assets
June 30,        Value  Income     (Loss)  Total   Income    Gains   Total   Value Return(a)    (000)
----------------------------------------------------------------------------------------------------
Class A (8/96)
 2001          $25.20    $.57     $ 2.00  $2.57    $(.58)  $(1.94) $(2.52) $25.25     10.39% $49,030
 2000           27.18     .69      (1.02)  (.33)    (.70)    (.95)  (1.65)  25.20     (1.23)  52,470
 1999           26.39     .58       1.93   2.51     (.57)   (1.15)  (1.72)  27.18     10.21   67,512
 1998           23.84     .77       3.11   3.88     (.76)    (.57)  (1.33)  26.39     16.71   69,614
 1997(d)        20.00     .70       3.66   4.36     (.42)    (.10)   (.52)  23.84     22.04   56,686
Class B (8/96)
 2001           25.20     .37       2.00   2.37     (.38)   (1.94)  (2.32)  25.25      9.58   12,243
 2000           27.18     .50      (1.02)  (.52)    (.51)    (.95)  (1.46)  25.20     (1.97)  11,200
 1999           26.39     .39       1.93   2.32     (.38)   (1.15)  (1.53)  27.18      9.39   12,856
 1998           23.84     .59       3.10   3.69     (.57)    (.57)  (1.14)  26.39     15.86   10,356
 1997(d)        20.00     .46       3.75   4.21     (.27)    (.10)   (.37)  23.84     21.26      646
Class C (8/96)
 2001           25.21     .37       2.00   2.37     (.38)   (1.94)  (2.32)  25.26      9.58    6,498
 2000           27.19     .50      (1.02)  (.52)    (.51)    (.95)  (1.46)  25.21     (1.93)   6,620
 1999           26.39     .40       1.93   2.33     (.38)   (1.15)  (1.53)  27.19      9.39    7,142
 1998           23.84     .59       3.10   3.69     (.57)    (.57)  (1.14)  26.39     15.86    4,142
 1997(d)        20.00     .53       3.68   4.21     (.27)    (.10)   (.37)  23.84     21.26      980
Class R (8/96)
 2001           25.19     .62       2.01   2.63     (.64)   (1.94)  (2.58)  25.24     10.66    5,396
 2000           27.18     .76      (1.03)  (.27)    (.77)    (.95)  (1.72)  25.19     (1.02)   4,625
 1999           26.39     .65       1.93   2.58     (.64)   (1.15)  (1.79)  27.18     10.48    4,445
 1998           23.84     .83       3.11   3.94     (.82)    (.57)  (1.39)  26.39     16.99    3,413
 1997(d)        20.00     .61       3.80   4.41     (.47)    (.10)   (.57)  23.84     22.31    6,052
----------------------------------------------------------------------------------------------------
Class (Inception Date)
                          Ratios/Supplemental Data
            -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(b)   Reimbursement(c)
STOCK AND BOND---------------- ------------------ ------------------
                        Ratio              Ratio              Ratio
                       of Net             of Net             of Net
                      Invest-            Invest-            Invest-
            Ratio of     ment  Ratio of     ment  Ratio of     ment
            Expenses   Income  Expenses   Income  Expenses   Income
                  to       to        to       to        to       to
             Average  Average   Average  Average   Average  Average  Portfolio
Year Ended       Net      Net       Net      Net       Net      Net   Turnover
June 30,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------
Class A (8/96)
 2001           1.41%    2.04%     1.25%    2.20%     1.24%    2.21%        73%
 2000           1.38     2.50      1.21     2.66      1.20     2.67         81
 1999           1.36     2.10      1.19     2.27      1.19     2.27         96
 1998           1.48     2.68      1.10     3.06      1.10     3.06         86
 1997(d)        1.71*    2.78*     1.10*    3.39*     1.10*    3.39*        52
Class B (8/96)
 2001           2.15     1.28      2.00     1.43      1.99     1.44         73
 2000           2.13     1.76      1.96     1.92      1.95     1.93         81
 1999           2.11     1.38      1.94     1.54      1.94     1.54         96
 1998           2.24     1.93      1.85     2.32      1.85     2.32         86
 1997(d)        2.49*    1.59*     1.85*    2.23*     1.85*    2.23*        52
Class C (8/96)
 2001           2.15     1.29      2.00     1.44      1.99     1.45         73
 2000           2.13     1.76      1.96     1.93      1.95     1.93         81
 1999           2.10     1.38      1.94     1.54      1.94     1.55         96
 1998           2.24     1.92      1.85     2.31      1.85     2.31         86
 1997(d)        2.31*    2.07*     1.85*    2.53*     1.85*    2.53*        52
Class R (8/96)
 2001           1.15     2.27      1.00     2.42       .99     2.43         73
 2000           1.13     2.74       .96     2.91       .95     2.92         81
 1999           1.11     2.37       .94     2.53       .94     2.53         96
 1998           1.23     2.94       .85     3.32       .85     3.32         86
 1997(d)        2.29*    1.68*      .85*    3.12*      .85*    3.12*        52
----------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
51

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                        Investment Operations        Less Distributions
                      ---------------------------  ------------------------
EUROPEAN VALUE
                                      Net
                                Realized/
                               Unrealized
            Beginning     Net     Invest-              Net                   Ending             Ending
                  Net Invest-        ment          Invest-                      Net                Net
Year Ended      Asset    ment        Gain             ment  Capital           Asset     Total   Assets
June 30,        Value  Income      (Loss)   Total   Income    Gains   Total   Value Return(a)    (000)
------------------------------------------------------------------------------------------------------
Class A (5/98)
 2001          $23.34   $ .09      $(2.67) $(2.58)   $(.18)  $(2.04) $(2.22) $18.54    (11.60)% $2,355
 2000           20.17     .18        3.28    3.46     (.18)    (.11)   (.29)  23.34     17.22    3,373
 1999           19.86     .22         .10     .32     (.01)      --    (.01)  20.17      1.63    3,277
 1998(d)        20.00     .02        (.14)   (.12)    (.02)      --    (.02)  19.86      (.59)     102
Class B (5/98)
 2001           23.17    (.06)      (2.67)  (2.73)    (.01)   (2.04)  (2.05)  18.39    (12.21)   2,723
 2000           20.04     .01        3.26    3.27     (.03)    (.11)   (.14)  23.17     16.34    3,518
 1999           19.87     .04         .13     .17       --       --      --   20.04       .86    3,130
 1998(d)        20.00     .03        (.15)   (.12)    (.01)      --    (.01)  19.87      (.60)     335
Class C (5/98)
 2001           23.16    (.06)      (2.66)  (2.72)    (.01)   (2.04)  (2.05)  18.39    (12.16)     642
 2000           20.04     .01        3.25    3.26     (.03)    (.11)   (.14)  23.16     16.29      868
 1999           19.87     .07         .10     .17       --       --      --   20.04       .86      711
 1998(d)        20.00     .01        (.13)   (.12)    (.01)      --    (.01)  19.87      (.60)      42
Class R (5/98)
 2001           23.39     .14       (2.68)  (2.54)    (.24)   (2.04)  (2.28)  18.57    (11.41)   4,177
 2000           20.21     .24        3.29    3.53     (.24)    (.11)   (.35)  23.39     17.44    5,395
 1999           19.87     .23         .13     .36     (.02)      --    (.02)  20.21      1.86    4,135
 1998(d)        20.00     .03        (.13)   (.10)    (.03)      --    (.03)  19.87      (.52)   3,240
------------------------------------------------------------------------------------------------------
Class (Inception Date)
                          Ratios/Supplemental Data
            --------------------------------------------------------------------
             Before Credit/          After          After Credit/
             Reimbursement      Reimbursement(b)   Reimbursement(c)
EUROPEAN VALUE----------------- ------------------ ------------------
                        Ratio               Ratio              Ratio
                       of Net              of Net             of Net
                      Invest-             Invest-            Invest-
            Ratio of     ment   Ratio of     ment  Ratio of     ment
            Expenses   Income   Expenses   Income  Expenses   Income
                  to       to         to       to        to       to
             Average  Average    Average  Average   Average  Average  Portfolio
Year Ended       Net      Net        Net      Net       Net      Net   Turnover
June 30,      Assets   Assets     Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------------
Class A (5/98)
 2001           2.31%    (.32)%     1.55%     .45%     1.54%     .46%       263%
 2000           3.36    (1.00)      1.56      .80      1.55      .81        281
 1999           2.44      .26       1.55     1.15      1.55     1.15        230
 1998(d)       14.82*  (11.94)*     1.55*    1.33*     1.55*    1.33*         5
Class B (5/98)
 2001           3.06    (1.06)      2.30     (.30)     2.29     (.29)       263
 2000           4.17    (1.83)      2.31      .03      2.30      .04        281
 1999           3.17     (.68)      2.30      .19      2.30      .19        230
 1998(d)       14.56*  (10.67)*     2.30*    1.59*     2.30*    1.59*         5
Class C (5/98)
 2001           3.13    (1.15)      2.30     (.33)     2.29     (.32)       263
 2000           4.22    (1.86)      2.31      .05      2.30      .06        281
 1999           3.20     (.56)      2.30      .34      2.30      .35        230
 1998(d)       15.88*  (12.98)*     2.30*     .60*     2.30*     .60*         5
Class R (5/98)
 2001           2.05     (.06)      1.30      .69      1.29      .70        263
 2000           3.22     (.85)      1.31     1.06      1.30     1.07        281
 1999           2.20      .30       1.30     1.20      1.30     1.20        230
 1998(d)       15.04*  (11.99)*     1.30*    1.75*     1.30*    1.75*         5
------------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
52

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

We have audited the accompanying statement of net assets of Nuveen Investment Trust (comprising the Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen European Value Fund (the "Funds")) (a Massachusetts business trust), including the portfolio of investments, as of June 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indi-cated thereon. These financial statements and financial highlights are the re-sponsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of June 30, 2001, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirma-tion from brokers and, when replies were not received, we carried out alterna-tive auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our au-dits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets for each of the respective funds constituting the Nuveen Investment Trust as of June 30, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial high-lights for the periods indicated thereon in conformity with accounting princi-ples generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 20, 2001

-------------------------------------------------------------------------------
53

                                     Notes

------
54

                                     Notes

------
55

                                     Notes

------
56

Fund Information

Board of Trustees
James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Chapman & Cutler
Chicago, IL.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services
Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, TX  75266-0086
(800) 257-8787

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

---------
57

        Serving
Investors
        For Generations
--------------------------------------------------------------------------------
[Photo of John Nuveen, Sr. appears here]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com